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                   Managed Accounts Services Portfolio Trust
             1285 AVENUE OF THE AMERICAS, NEW YORK, NEW YORK 10019
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                      STATEMENT OF ADDITIONAL INFORMATION

    Managed Accounts Services Portfolio Trust ("Trust") is an open-end management investment company currently composed of twelve separate no-load investment portfolios (each a "Portfolio") professionally managed by Mitchell Hutchins Asset Management Inc. ("Mitchell Hutchins" or the "Manager"), a wholly owned subsidiary of PaineWebber Incorporated ("PaineWebber"). For each Portfolio other than PACE MONEY MARKET INVESTMENTS, advisory services are provided by an investment adviser (each an "Adviser") monitored by and unaffiliated with the Manager. For PACE MONEY MARKET INVESTMENTS, advisory services are provided by the Manager. Mitchell Hutchins also serves as distributor for the Portfolios. This Statement of Additional Information ("SAI") is not a prospectus and should be read only in conjunction with the Trust's current Prospectus, dated October 16, 1996. You may obtain a copy of the Prospectus by calling any PaineWebber investment executive or by calling toll-free at 1-800-647-1568. This SAI is dated October 16, 1996.

                      INVESTMENT POLICIES AND RESTRICTIONS

    The following supplements the information contained in the Prospectus concerning the Portfolios' investment policies and limitations.

    YIELD FACTORS AND RATINGS. Moody's Investors Service, Inc. ("Moody's") and Standard & Poor's, a division of The McGraw Hill Companies, Inc. ("S&P") are private services that provide ratings of the credit quality of debt obligations, including issues of municipal securities. A description of the range of ratings assigned to Portfolios by Moody's and S&P applicable to securities in which one or more of the Portfolios may invest is included in the Appendix to this SAI. The Portfolios may use these ratings in determining whether to purchase, sell or hold a security. These ratings represent Moody's and S&P's opinions as to the quality of the debt obligations that they undertake to rate. It should be emphasized, however, that ratings are general and are not absolute standards of quality. Consequently, obligations with the same maturity, interest rate and rating may have different market prices. Credit ratings attempt to evaluate the safety of principal and interest payments and do not evaluate the risks of fluctuations in market value. Also rating agencies may fail to make timely changes in credit ratings in response to subsequent events, so that an issuer's current financial condition may be better or worse than the rating indicates. In the event any security held by a Portfolio is downgraded below the rating categories set forth for each Portfolio as discussed in the Prospectus, the Portfolio's Adviser (or Mitchell Hutchins in the case of PACE MONEY MARKET INVESTMENTS) will review the security and determine whether to retain or dispose of that security, provided that a Portfolio will not invest, at any time, more than 5% (except PACE STRATEGIC FIXED INCOME INVESTMENTS, which may invest up to 20%, and PACE GLOBAL FIXED INCOME INVESTMENTS AND PACE LARGE COMPANY VALUE EQUITY INVESTMENTS, which each may invest up to 10%) of its net assets in securities that are rated below investment grade.

    The process by which S&P and Moody's determine ratings for mortgage- and asset-backed securities includes consideration of the likelihood of the receipt by security holders of all distributions, the nature of the underlying securities, the credit quality of the guarantor, if any, and the structural, legal and tax aspects associated with such securities. Neither of such ratings represents an assessment of the likelihood that principal prepayments will be made by mortgagors or the degree to which such prepayments may differ from those originally anticipated, nor do such ratings address the possibility that investors may suffer a lower than anticipated yield or that investors in such securities may fail to recoup fully their initial investment due to prepayments.

    The yields on the money market instruments in which PACE MONEY MARKET INVESTMENTS invests (such as commercial paper and bank obligations) are dependent on a variety of factors, including general money market conditions, conditions in the particular market for the obligation, the financial condition of the issuer, the size of the offering, the maturity of the obligation and the ratings of the issue. The ratings of nationally recognized statistical rating organizations ("NRSROs") represent their opinions as to the quality of the obligations they undertake to rate. Because ratings are general and are not absolute standards of quality, obligations with the same rating, maturity and interest rate may have different market prices. Subsequent to its purchase by a Portfolio, an issue may cease to be rated or its rating may be reduced. In the event that a security in PACE MONEY MARKET INVESTMENTS' portfolio ceases to be a "First Tier Security," as defined in the Prospectus, or the Portfolio's Adviser becomes aware that a security has received a rating below the second highest rating by Moody's, S&P or any other NRSRO, Mitchell Hutchins, and in certain cases the Trust's board of trustees, will consider whether that Portfolio should continue to hold the obligation. A First Tier Security rated in the highest short-term rating category by a single NRSRO at the time of purchase that subsequently receives a rating below the highest rating category from a different NRSRO will continue to be considered a First Tier Security.

    Opinions relating to the validity of municipal securities in PACE MUNICIPAL FIXED INCOME INVESTMENTS and to the exemption of interest thereon from federal income tax and also, when available, from the federal alternative minimum tax are rendered by bond counsel to the respective issuing authorities at the time of issuance. Neither the Portfolio nor its Adviser will review the proceedings relating to the issuance of municipal securities or the basis for such opinions. An issuer's obligations under its municipal securities are subject to the provisions of bankruptcy, insolvency and other laws affecting the rights and remedies of creditors (such as the federal bankruptcy laws) and federal, state and local laws that may be enacted that adversely affect the tax-exempt status of interest on the municipal securities held by the Portfolio or of the exempt-interest dividends received by that Portfolio's shareholders, extend the time for payment of principal or interest, or both, or impose other constraints upon enforcement of such obligations. There is also the possibility that, as a result of litigation or other conditions, the power or ability of issuers to meet their obligations for the payment of principal of, and interest on, their municipal securities may be materially and adversely affected.

    In addition to ratings assigned to individual bond issues, each Portfolio's Adviser analyzes interest rate trends and developments that may affect individual issuers, including factors such as liquidity, profitability and asset quality. The yields on bonds and other debt securities in which the Portfolios invest are dependent on a variety of factors, including general money market conditions, general conditions on the bond market, the financial condition of the issuer, the size of the offering, the maturity of the obligation and its rating. There is a wide variation in the quality of bonds, both within a particular classification and between classifications. An issuer's obligations under its bonds are subject to the provisions of bankruptcy, insolvency and other laws affecting the rights and remedies of bond-holders or other creditors of an issuer; litigation or other conditions may also adversely affect the power or ability of issuers to meet their obligations for the payment of interest and principal on their bonds.

    OBLIGATIONS OF FOREIGN BANKS AND FOREIGN BRANCHES OF U.S. BANKS. PACE MONEY MARKET INVESTMENTS may invest in obligations of domestic or foreign branches of foreign banks and foreign branches of domestic banks. Such investments may involve risks that are different from investments in securities of domestic branches of domestic banks. These risks may include unfavorable political and economic developments, withholding taxes, seizure of foreign deposits, currency controls, interest limitations or other governmental restrictions which might affect the payment of principal or interest on the securities held by PACE MONEY MARKET INVESTMENTS. Additionally, there may be less publicly available information about foreign banks and their branches, as these institutions may not be subject to the same regulatory requirements as domestic banks.

    ADJUSTABLE RATE AND FLOATING RATE MORTGAGE-BACKED SECURITIES. As set forth in the Prospectus, PACE GOVERNMENT SECURITIES FIXED INCOME INVESTMENTS, PACE INTERMEDIATE FIXED INCOME INVESTMENTS and PACE STRATEGIC FIXED INCOME INVESTMENTS may invest in adjustable rate mortgage ("ARM") and floating rate mortgage-backed securities. Because the interest rates on ARM and floating rate mortgage-backed securities are reset in response to changes in a specified market index, the values of such securities tend to be less sensitive to interest rate fluctuations than the values of fixed-rate securities. As a result, during periods of rising interest rates, ARMs generally do not decrease in value as much as fixed-rate securities. Conversely, during periods of declining interest rates, ARMs generally do not increase in value as much as fixed-rate securities. ARM mortgage-backed securities represent a right to receive interest payments at a rate that is adjusted to reflect the interest earned on a pool of ARMs. ARMs generally provide that the borrower's mortgage interest rate may not be adjusted above a specified lifetime maximum rate or, in some cases, below a minimum lifetime rate. In addition, certain ARMs provide for limitations on the maximum amount by which the mortgage interest rate may adjust for any single adjustment period. ARMs also may provide for limitations on changes in the maximum amount by which the borrower's monthly payment may adjust for any single adjustment period. In the event that a monthly payment is not sufficient to pay the interest accruing on the ARM, any such excess interest is added to the mortgage loan ("negative amortization"), which is repaid through future monthly payments. If the monthly payment exceeds the sum of the interest accrued at the applicable mortgage interest rate and the principal payment that would have been necessary to amortize the outstanding principal balance over the remaining term of the loan, the excess reduces the principal balance of the ARM. Borrowers under ARMs experiencing negative amortization may take longer to build up their equity in the underlying property and may be more likely to default.

    The rates of interest payable on certain ARMs, and therefore on certain ARM mortgage-backed securities, are based on indices, such as the one-year constant maturity Treasury rate, that reflect changes in market interest rates. Others are based on indices, such as the 11th District Federal Home Loan Bank Cost of Funds index, that tend to lag behind changes in market interest rates. The values of ARM mortgage-backed securities supported by ARMs that adjust based on lagging indices tend to be somewhat more sensitive to interest rate fluctuations than those reflecting current interest rate levels, although the values of such ARM mortgage-backed securities still tend to be less sensitive to interest rate fluctuations than fixed-rate securities.

    Floating rate mortgage-backed securities are classes of mortgage-backed securities that have been structured to represent the right to receive interest payments at rates that fluctuate in accordance with an index but that generally are supported by pools comprised of fixed-rate mortgage loans. As with ARM mortgage-backed securities, interest rate adjustments on floating rate mortgage-backed securities may be based on indices that lag behind market interest rates. Interest rates on floating rate mortgage-backed securities generally are adjusted monthly. Floating rate mortgage-backed securities are subject to lifetime interest rate caps, but they generally are not subject to limitations on monthly or other periodic changes in interest rates or monthly payments.

    SPECIAL CHARACTERISTICS OF MORTGAGE- AND ASSET-BACKED SECURITIES. As set forth in the Prospectus, PACE GOVERNMENT SECURITIES FIXED INCOME INVESTMENTS, PACE INTERMEDIATE FIXED INCOME INVESTMENTS and PACE STRATEGIC FIXED INCOME INVESTMENTS each are authorized to invest in mortgage-and asset-backed securities. The yield characteristics of mortgage- and asset-backed securities differ from those of traditional debt securities. Among the major differences are that interest and principal payments are made more frequently, usually monthly, and that principal may be prepaid at any time because the underlying mortgage loans or other obligations generally may be prepaid at any time. Prepayments on a pool of mortgage loans are influenced by a variety of economic, geographic, social and other factors, including changes in mortgagors' housing needs, job transfers, unemployment, mortgagors' net equity in the mortgaged properties and servicing decisions. Generally, however, prepayments on fixed-rate mortgage loans will increase during a period of falling interest rates and decrease during a period of rising interest rates. Similar factors apply to prepayments on asset-backed securities, but the receivables underlying asset-backed securities generally are of a shorter maturity and thus are less likely to experience substantial prepayments. Such securities, however, often provide that for a specified time period the issuers will replace receivables in the pool that are repaid with comparable obligations. If the issuer is unable to do so, repayment of principal on the asset-backed securities may commence at an earlier date. Mortgage- and asset-backed securities may decrease in value as a result of increases in interest rates and may benefit less than other fixed income securities from declining interest rates because of the risk of prepayment.

    ARMs also may be subject to a greater rate of prepayments in a declining interest rate environment. For example, during a period of declining interest rates, prepayments on ARMs could increase because the availability of fixed mortgage loans at competitive interest rates may encourage mortgagors to "lock-in" at a lower interest rate. Conversely, during a period of rising interest rates, prepayments on ARMs might decrease. The rate of prepayments with respect to ARMs has fluctuated in recent years.

    The rate of interest on mortgage-backed securities is lower than the interest rates paid on the mortgages included in the underlying pool due to the annual fees paid to the servicer of the mortgage pool for passing through monthly payments to certificateholders and to any guarantor, and due to any yield retained by the issuer. Actual yield to the holder may vary from the coupon rate, even if adjustable, if the mortgage-backed securities are purchased or traded in the secondary market at a premium or discount. In addition, there is normally some delay between the time the issuer receives mortgage payments from the servicer and the time the issuer makes the payments on the mortgage-backed securities, and this delay reduces the effective yield to the holder of such securities.

    Yields on pass-through securities are typically quoted by investment dealers and vendors based on the maturity of the underlying instruments and the associated average life assumption. The average life of pass-through pools varies with the maturities of the underlying mortgage loans. A pool's term may be shortened by unscheduled or early payments of principal on the underlying mortgages. Because prepayment rates of individual pools vary widely, it is not possible to predict accurately the average life of a particular pool. In the past, a common industry practice has been to assume that prepayments on pools of fixed rate 30-year mortgages would result in a 12-year average life for the pool. At present, mortgage pools, particularly those with loans with other maturities or different characteristics, are priced on an assumption of average life determined for each pool. In periods of declining interest rates, the rate of prepayment tends to increase, thereby shortening the actual average life of a pool of mortgage-related securities. Conversely, in periods of rising rates the rate of prepayment tends to decrease thereby lengthening the actual average life of the pool. However, these effects may not be present, or may differ in degree, if the mortgage loans in the pools have adjustable interest rates or other special payment terms, such as a prepayment charge. Actual prepayment experience may cause the yield of mortgage-backed securities to differ from the assumed average life yield. Reinvestment of prepayments may occur at lower interest rates than the original investment, thus adversely affecting the yield of the Portfolios.

    REPURCHASE AGREEMENTS. Repurchase agreements are transactions in which a Portfolio purchases securities from a bank or recognized securities dealer and simultaneously commits to resell the securities to the bank or dealer at an agreed-upon date and price reflecting a market rate of interest unrelated to the coupon rate or maturity of the purchased securities. A Portfolio maintains custody of the underlying securities prior to their repurchase; thus, the obligation of the bank or dealer to pay the repurchase price on the date agreed to is, in effect, secured by such securities. If the value of such securities is less than the repurchase price, plus any agreed-upon additional amount, the other party must provide additional collateral so that at all times the collateral is at least equal to the repurchase price, plus any agreed-upon additional amount. The difference between the total amount to be received upon repurchase of the securities and the price that was paid by a Portfolio upon their acquisition is accrued as interest and included in the Portfolio's net investment income.

    Repurchase agreements carry certain risks not associated with direct investments in securities, including possible declines in the market value of the underlying securities and delays and costs to a Portfolio if the other party to a repurchase agreement becomes bankrupt. Each Portfolio intends to enter into repurchase agreements only with banks and dealers in transactions believed by its Adviser (or Mitchell Hutchins in the case of PACE MONEY MARKET INVESTMENTS or in the case of transactions pursuant to any joint repurchase arrangements) to present minimal credit risks in accordance with guidelines established by the Trust's board of trustees. The Adviser will review and monitor the creditworthiness of those institutions under the board's general supervision.

    REVERSE REPURCHASE AGREEMENTS. Each Portfolio may enter into reverse repurchase agreements with banks up to an aggregate value of not more than 5% of its total assets. These agreements involve the sale of securities held by a Portfolio subject to the Portfolio's agreement to repurchase the securities at an agreed-upon date and price reflecting a market rate of interest. These agreements are considered to be borrowings and may be entered into only for extraordinary or emergency purposes or arbitrage transactions. While a reverse repurchase agreement is outstanding, a Portfolio will maintain with its custodian in a segregated account, cash or liquid securities, marked to market daily, in an amount at least equal to the Portfolio's obligations under the reverse repurchase agreement.

    ILLIQUID SECURITIES. PACE GLOBAL FIXED INCOME INVESTMENTS, PACE SMALL/MEDIUM COMPANY VALUE EQUITY INVESTMENTS, PACE INTERNATIONAL EQUITY INVESTMENTS and PACE INTERNATIONAL EMERGING MARKETS EQUITY INVESTMENTS may each invest up to 15% of its net assets in illiquid securities. PACE MONEY MARKET INVESTMENTS, PACE GOVERNMENT SECURITIES FIXED INCOME INVESTMENTS, PACE INTERMEDIATE FIXED INCOME INVESTMENTS, PACE STRATEGIC FIXED INCOME INVESTMENTS, PACE MUNICIPAL FIXED INCOME INVESTMENTS, PACE LARGE COMPANY VALUE EQUITY INVESTMENTS, PACE LARGE COMPANY GROWTH EQUITY INVESTMENTS and PACE SMALL/MEDIUM COMPANY GROWTH EQUITY INVESTMENTS may each invest up to 10% of its net assets in illiquid securities. The term "illiquid securities" for this purpose means securities that cannot be disposed of within seven days in the ordinary course of business at approximately the amount at which a Portfolio has valued the securities and includes, among other things, purchased over-the-counter ("OTC") options, repurchase agreements maturing in more than seven days, non-marketable or interest-bearing time deposits and restricted securities other than those the Adviser has determined are liquid pursuant to guidelines established by the Trust's board of trustees. Interest-only ("IO") and principal-only ("PO") mortgage-backed securities are considered illiquid except that the Adviser may determine that IO and PO classes of fixed-rate mortgage-backed securities issued by the U.S. government or one of its agencies or instrumentalities are liquid pursuant to guidelines established by the Trust's board of trustees. The assets used as cover for OTC options written by a Portfolio will be considered illiquid unless the OTC options are sold to qualified dealers who agree that the Portfolio may repurchase any OTC option it writes at a maximum price to be calculated by a formula set forth in the option agreement. The cover for an OTC option written subject to this procedure would be considered illiquid only to the extent that the maximum repurchase price under the formula exceeds the intrinsic value of the option. Illiquid restricted securities may be sold only in privately negotiated transactions or in public offerings with respect to which a registration statement is in effect under the Securities Act of 1933 ("1933 Act"). Where registration is required, a Portfolio may be obligated to pay all or part of the registration expenses and a considerable period may elapse between the time of the decision to sell and the time the Portfolio may be permitted to sell a security under an effective registration statement. If, during such a period, adverse market conditions were to develop, the Portfolio might obtain a less favorable price than prevailed when it decided to sell.

    Commercial paper issues in which PACE MONEY MARKET INVESTMENTS may invest include securities issued by major corporations without registration under the 1933 Act in reliance on the exemption from such registration afforded by Section 3(a)(3) thereof and commercial paper issued in reliance on the so-called "private placement" exemption from registration which is afforded by Section 4(2) of the 1933 Act ("Section 4(2) paper"). Section 4(2) paper is restricted as to disposition under the federal securities laws in that resale must similarly be made in an exempt transaction. Section 4(2) paper is normally resold to other institutional investors through or with the assistance of investment dealers who make a market in Section 4(2) paper, thus providing liquidity.

    Not all restricted securities are illiquid. In recent years a large institutional market has developed for certain securities that are not registered under the 1933 Act, including private placements, repurchase agreements, commercial paper, foreign securities and corporate bonds and notes. These instruments are often restricted securities because the securities are sold in transactions not requiring registration. Institutional investors generally will not seek to sell these instruments to the general public, but instead will often depend either on an efficient institutional market in which such unregistered securities can be readily resold or on an issuer's ability to honor a demand for repayment. Therefore, the fact that there are contractual or legal restrictions on resale to the general public or certain institutions is not dispositive of the liquidity of such investments.

    Rule 144A under the 1933 Act established a "safe harbor" from the registration requirements of the 1933 Act for resales of certain securities to qualified institutional buyers. Institutional markets for restricted securities that might develop as a result of Rule 144A could provide both readily ascertainable values for restricted securities and the ability to liquidate an investment to satisfy share redemption orders. Such markets might include automated systems for the trading, clearance and settlement of unregistered securities of domestic and foreign issuers, such as the PORTAL System sponsored by the National Association of Securities Dealers, Inc. ("NASD"). An insufficient number of qualified buyers interested in purchasing Rule 144A-eligible restricted securities held by a Portfolio, however, could affect adversely the marketability of such securities, and a Portfolio might be unable to dispose of such securities promptly or at favorable prices.

    The board of trustees has delegated the function of making day-to-day determinations of liquidity to the appropriate Adviser or Mitchell Hutchins, pursuant to guidelines approved by the board. The Adviser or Mitchell Hutchins, as applicable, takes into account a number of factors in reaching liquidity decisions, including (1) the frequency of trades for the security, (2) the number of dealers that make quotes for the security, (3) the number of dealers that have undertaken to make a market in the security, (4) the number of other potential purchasers and (5) the nature of the security and how trading is effected (e.g., the time needed to sell the security, how offers are solicited and the mechanics of transfer). Each Portfolio's Adviser or Mitchell Hutchins, as applicable, will monitor the liquidity of restricted securities in each Portfolio's portfolio and report periodically on such decisions to the board of trustees.

    In making determinations as to the liquidity of municipal lease obligations purchased by PACE MUNICIPAL FIXED INCOME INVESTMENTS, the Adviser distinguishes between direct investments in municipal lease obligations (or participations therein) and investments in securities that may be supported by municipal lease obligations or certificates of participation therein. Since these municipal lease obligation-backed securities are based on a well-established means of securitization, the Adviser does not believe that investing in such securities presents the same liquidity issues as direct investments in municipal lease obligations.

SPECIAL CHARACTERISTICS OF FOREIGN AND EMERGING MARKET SECURITIES

    FOREIGN AND EMERGING MARKET SECURITIES. Many of the foreign and emerging market securities held by PACE INTERMEDIATE FIXED INCOME INVESTMENTS, PACE STRATEGIC FIXED INCOME INVESTMENTS, PACE GLOBAL FIXED INCOME INVESTMENTS, PACE LARGE COMPANY VALUE EQUITY INVESTMENTS, PACE LARGE COMPANY GROWTH EQUITY INVESTMENTS, PACE SMALL/MEDIUM COMPANY GROWTH EQUITY INVESTMENTS, PACE INTERNATIONAL EQUITY INVESTMENTS and PACE INTERNATIONAL EMERGING MARKETS EQUITY INVESTMENTS will not be registered with the Securities and Exchange Commission ("SEC"), nor will the issuers thereof be subject to SEC reporting requirements. Accordingly, there may be less publicly available information concerning foreign issuers of securities held by these Portfolios than is available concerning U.S. companies. Disclosure and regulatory standards in many respects are less stringent in emerging market countries than in the U.S. and other major markets. There also may be a lower level of monitoring and regulation of emerging markets and the activities of investors in such markets, and enforcement of existing regulations may be extremely limited. Foreign companies, and in particular, companies in smaller and emerging capital markets are not generally subject to uniform accounting, auditing and financial reporting standards or to other regulatory requirements comparable to those applicable to U.S. companies. Each Portfolio's net investment income and capital gains from its foreign investment activities may be subject to non-U.S. withholding taxes.

    To the extent that these eight Portfolios invest in foreign securities, the costs attributable to foreign investing that they must bear frequently are higher than those attributable to domestic investing; this is particularly true with respect to emerging capital markets. For example, the cost of maintaining custody of foreign securities exceeds custodian costs for domestic securities, and transaction and settlement costs of foreign investing also frequently are higher than those attributable to domestic investing. Costs associated with the exchange of currencies also make foreign investing more expensive than domestic investing. Investment income on certain foreign securities in which the Portfolios may invest may be subject to foreign withholding or other government taxes that could reduce the return of these securities. Tax treaties between the United States and foreign countries, however, may reduce or eliminate the amount of foreign tax to which the Portfolios would be subject.

    Foreign markets also have different clearance and settlement procedures, and in certain markets there have been times when settlements have failed to keep pace with the volume of securities transactions, making it difficult to conduct such transactions. Delays in settlement could result in temporary periods when assets of the Portfolio are uninvested and no return is earned thereon. The inability of the Portfolio to make intended security purchases due to settlement problems could cause the Portfolio to miss attractive investment opportunities. Inability to dispose of a portfolio security due to settlement problems could result either in losses to the Portfolio due to subsequent declines in the value of such portfolio security or, if the Portfolio has entered into a contract to sell the security, could result in possible liability to the purchaser.

    SOVEREIGN DEBT. Investment by PACE INTERMEDIATE FIXED INCOME INVESTMENTS, PACE STRATEGIC FIXED INCOME INVESTMENTS, PACE GLOBAL FIXED INCOME INVESTMENTS, PACE INTERNATIONAL EQUITY INVESTMENTS and PACE INTERNATIONAL EMERGING MARKETS EQUITY INVESTMENTS in debt securities issued by foreign governments and their political subdivisions or agencies ("Sovereign Debt") involves special risks. The issuer of the debt or the governmental authorities that control the repayment of the debt may be unable or unwilling to repay principal and/or interest when due in accordance with the terms of such debt, and the Portfolio may have limited legal recourse in the event of default.

    Sovereign Debt differs from debt obligations issued by private entities in that, generally, remedies for defaults must be pursued in the courts of the defaulting party. Legal recourse is therefore somewhat diminished. Political conditions, especially a sovereign entity's willingness to meet the terms of its debt obligations, are of considerable significance. Also, there can be no assurance that the holders of commercial bank debt issued by the same sovereign entity may not contest payments to the holders of Sovereign Debt in the event of default under commercial bank loan agreements.

    A sovereign debtor's willingness or ability to repay principal and interest due in a timely manner may be affected by, among other factors, its cash flow situation, the extent of its foreign reserves, the availability of sufficient foreign exchange on the date a payment is due, the relative size of the debt service burden to the economy as a whole, the sovereign debtor's policy toward principal international lenders and the political constraints to which a sovereign debtor may be subject. Increased protectionism on the part of a country's trading partners, or political changes in those countries, could also adversely affect its exports. These events could diminish a country's trade account surplus, if any, or the credit standing of a particular local government or agency. Another factor bearing on the ability of a country to repay Sovereign Debt is the level of the country's international reserves. Fluctuations in the level of these reserves can affect the amount of foreign exchange readily available for external debt payments and, thus, could have a bearing on the capacity of the country to make payments on its Sovereign Debt.

    To the extent that a country has a current account deficit (generally when exports of merchandise and services are less than the country's imports of merchandise and services plus net transfers (e.g., gifts of currency and goods) to foreigners), it will need to depend on loans from foreign governments, multilateral organizations or private commercial banks, aid payments from foreign governments and inflows of foreign investment. The access of a country to these forms of external funding may not be certain, and a withdrawal of external funding could adversely affect the capacity of a government to make payments on its obligations. In addition, the cost of servicing debt obligations can be affected by a change in international interest rates since the majority of these obligations carry interest rates that are adjusted periodically based upon international rates.

    With respect to Sovereign Debt of emerging market issuers, investors should be aware that certain emerging market countries are among the largest debtors to commercial banks and foreign governments. At times certain emerging market countries have declared moratoria on the payment of principal and interest on external debt; such moratoria are currently in effect in certain Latin American countries.

    Certain emerging market countries have experienced difficulty in servicing their Sovereign Debt on a timely basis which led to defaults on certain obligations and the restructuring of certain indebtedness. Restructuring arrangements have included, among other things, reducing and rescheduling interest and principal payments by negotiating new or amended credit agreements or converting outstanding principal and unpaid interest to Brady Bonds (discussed below), and obtaining new credit to finance interest payments. Holders of Sovereign Debt, including PACE STRATEGIC FIXED INCOME INVESTMENTS and PACE GLOBAL FIXED INCOME INVESTMENTS, may be requested to participate in the rescheduling of such debt and to extend further loans to sovereign debtors. The interests of holders of Sovereign Debt could be adversely affected in the course of restructuring arrangements or by certain other factors referred to below. Furthermore, some of the participants in the secondary market for Sovereign Debt may also be directly involved in negotiating the terms of these arrangements and may therefore have access to information not available to other market participants. Obligations arising from past restructuring agreements may affect the economic performance and political and social stability of certain issuers of Sovereign Debt. There are no bankruptcy proceedings by which Sovereign Debt on which a sovereign has defaulted may be collected in whole or in part.

    Foreign investment in certain Sovereign Debt is restricted or controlled to varying degrees. These restrictions or controls may at times limit or preclude foreign investment in such Sovereign Debt and increase the costs and expenses of the Portfolio. Certain countries in which the Portfolio will invest require governmental approval prior to investments by foreign persons, limit the amount of investment by foreign persons in a particular issuer, limit the investment by foreign persons only to a specific class of securities of an issuer that may have less advantageous rights than the classes available for purchase by domiciliaries of the countries or impose additional taxes on foreign investors. Certain issuers may require governmental approval for the repatriation of investment income, capital or the proceeds of sales of securities by foreign investors. In addition, if a deterioration occurs in a country's balance of payments, the country could impose temporary restrictions on foreign capital remittances. The Portfolio could be adversely affected by delays in, or a refusal to grant, any required governmental approval for repatriation of capital, as well as by the application to the Portfolio of any restrictions on investment. Investing in local markets may require the Portfolio to adopt special procedures, seek local government approvals or take other actions, each of which may involve additional costs to the Portfolio.

    BRADY BONDS. PACE GLOBAL FIXED INCOME INVESTMENTS, PACE INTERNATIONAL EQUITY INVESTMENTS and PACE INTERNATIONAL EMERGING MARKETS EQUITY INVESTMENTS may invest in Brady Bonds and other Sovereign Debt of countries that have restructured or are in the process of restructuring Sovereign Debt pursuant to the Brady Plan, an initiative announced by former U.S. Treasury Secretary Nicholas F. Brady in 1989 as a mechanism for debtor nations to restructure their outstanding external commercial bank indebtedness. In restructuring its external debt under the Brady Plan framework, a debtor nation negotiates with its existing bank lenders as well as multilateral institutions such as the International Monetary Fund ("IMF"). The Brady Plan framework, as it has developed, contemplates the exchange of commercial bank debt for newly issued Brady Bonds. Brady Bonds may also be issued in respect of new money being advanced by existing lenders in connection with the debt restructuring. The International Bank for Reconstruction and Development (more commonly known as the "World Bank") and the IMF support the restructuring by providing funds pursuant to loan agreements or other arrangements which enable the debtor nation to collateralize the new Brady Bonds or to repurchase outstanding bank debt at a discount.
    Brady Plan debt restructurings totalling more than $139.3 billion have been implemented to date in the Dominican Republic, Ecuador, Panama, Bulgaria, Poland, Brazil, Mexico, Costa Rica, Venezuela, Uruguay, Nigeria, Argentina and the Philippines and, in addition, Peru and Russia have announced intentions to issue Brady Bonds. There can be no assurance that the circumstances regarding the issuance of Brady Bonds by these countries will not change. Investors should recognize that Brady Bonds have been issued only recently, and accordingly do not have a long payment history. Agreements implemented under the Brady Plan to date are designed to achieve debt and debt-service reduction through specific options negotiated by a debtor nation with its creditors. As a result, the financial packages offered by each country differ. The types of options have included the exchange of outstanding commercial bank debt for bonds issued at 100% of face value of such debt, which carry a below-market stated rate of interest (generally known as par bonds), bonds issued at a discount from the face value of such debt (generally known as discount bonds), bonds bearing an interest rate which increases over time and bonds issued in exchange for the advancement of new money by existing lenders. Regardless of the stated face amount and stated interest rate of the various types of Brady Bonds, the Portfolios will purchase Brady Bonds in secondary markets, as described below, in which the price and yield to the investor reflect market conditions at the time of purchase.

    Certain Brady Bonds have been collateralized as to principal due to maturity by U.S. Treasury zero coupon bonds with maturities equal to the final maturity of such Brady Bonds. Collateral purchases are financed by the IMF, the World Bank and the debtor nations' reserves. In the event of a default with respect to collateralized Brady Bonds as a result of which the payment obligations of the issuer are accelerated, the U.S. Treasury zero coupon obligations held as collateral for the payment of principal will not be distributed to investors, nor will such obligations be sold and the proceeds distributed. The collateral will be held by the collateral agent to the scheduled maturity of the defaulted Brady Bonds, which will continue to be outstanding, at which time the face amount of the collateral will equal the principal payments which would have then been due on the Brady Bonds in the normal course. In addition, interest payments on certain types of Brady Bonds may be collateralized by cash or high-grade securities in amounts that typically represent between 12 and 18 months of interest accruals on these instruments with the balance of the interest accruals being uncollateralized. Brady Bonds are often viewed as having several valuation components: (1) the collateralized repayment of principal, if any, at final maturity, (2) the collateralized interest payments, if any, (3) the uncollateralized interest payments and (4) any collateralized repayment of principal at maturity (these uncollateralized amounts constitute the "residual risk"). In light of the residual risk of Brady Bonds and, among other factors, the history of defaults with respect to commercial bank loans by public and private entities of countries issuing Brady Bonds, investments in Brady Bonds are to be viewed as speculative. The Portfolios may purchase Brady Bonds with no or limited collateralization, and will be relying for payment of interest and (except in the case of principal collateralized Brady Bonds) repayment of principal primarily on the willingness and ability of the foreign government to make payment in accordance with the terms of the Brady Bonds. Brady Bonds issued to date are purchased and sold in secondary markets through U.S. securities dealers and other financial institutions and are generally maintained through European transnational securities depositories.

    STRUCTURED FOREIGN INVESTMENTS. PACE STRATEGIC FIXED INCOME INVESTMENTS, PACE GLOBAL FIXED INCOME INVESTMENTS, PACE INTERNATIONAL EQUITY INVESTMENTS and PACE INTERNATIONAL EMERGING MARKETS

EQUITY INVESTMENTS may each invest a portion of its assets in interests in U.S. and foreign entities organized and operated solely for the purpose of securitizing or restructuring the investment characteristics of foreign securities. This type of securitization or restructuring involves the deposit with or purchase by a U.S. or foreign entity, such as a corporation or trust, or specified instruments (such as commercial bank loans or Brady Bonds) and the issuance by the entity of one or more classes of securities ("Structured Foreign Investments") backed by, or representing interests in, the underlying instruments. The cash flow on the underlying instruments may be apportioned among the newly issued Structured Foreign Investments to create securities with different investment characteristics such as varying maturities, payment priorities and interest rate provisions, and the extent of the payments made with respect to Structured Foreign Investments is dependent on the extent of the cash flow on the underlying instruments.

    The Structured Foreign Investments in which these Portfolios typically will invest involve no credit enhancement. Accordingly, their credit risk generally will be equivalent to that of the underlying instruments. The Portfolios are permitted, however, to invest in classes of Structured Foreign Investments that are subordinated to the right of payment of another class. Subordinated Structured Foreign Investments typically have higher yields and present greater risks than unsubordinated Structured Foreign Investments. Structured Foreign Investments are typically sold in private placement transactions, and there currently is no active trading market for Structured Foreign Investments.

    FOREIGN CURRENCY TRANSACTIONS. Although PACE INTERMEDIATE FIXED INCOME INVESTMENTS, PACE STRATEGIC FIXED INCOME INVESTMENTS, PACE GLOBAL FIXED INCOME INVESTMENTS, PACE LARGE COMPANY VALUE EQUITY INVESTMENTS and PACE LARGE COMPANY GROWTH EQUITY INVESTMENTS, PACE SMALL/MEDIUM COMPANY GROWTH EQUITY INVESTMENTS, PACE INTERNATIONAL EQUITY INVESTMENTS and PACE INTERNATIONAL EMERGING MARKETS EQUITY INVESTMENTS value their assets daily in U.S. dollars, they do not intend to convert their holdings of foreign currencies to U.S. dollars on a daily basis. The Portfolio's foreign currencies may be held as "foreign currency call accounts" at foreign branches of foreign or domestic banks. These accounts bear interest at negotiated rates and are payable upon relatively short demand periods. If a bank became insolvent, a Portfolio could suffer a loss of some or all of the amounts deposited. Each of these Portfolios may convert foreign currency to U.S. dollars from time to time. Although foreign exchange dealers generally do not charge a stated commission or fee for conversion, the prices posted generally include a "spread," which is the difference between the prices at which the dealers are buying and selling foreign currencies.

    CONVERTIBLE SECURITIES. As described in the Prospectus, PACE STRATEGIC FIXED INCOME INVESTMENTS, PACE LARGE COMPANY VALUE EQUITY INVESTMENTS, PACE LARGE COMPANY GROWTH EQUITY INVESTMENTS, PACE SMALL/MEDIUM COMPANY VALUE EQUITY INVESTMENTS, PACE SMALL/MEDIUM COMPANY GROWTH EQUITY INVESTMENTS, PACE INTERNATIONAL EQUITY INVESTMENTS and PACE INTERNATIONAL EMERGING MARKETS EQUITY INVESTMENTS may each invest in convertible securities. Before conversion, convertible securities have characteristics similar to non-convertible debt securities in that they ordinarily provide a stable stream of income with generally higher yields than those of common stocks of the same or similar issuers. Convertible securities rank senior to common stock in a corporation's capital structure but are usually subordinated to comparable non-convertible securities. While no securities investment is without some risk, investments in convertible securities generally entail less risk than the issuer's common stock, although the extent to which such risk is reduced depends in large measure upon the degree to which the convertible security sells above its value as a Fixed Income Security. "Fixed Income Securities" include debt instruments the interest payment on which may be fixed, variable or floating and also includes zero coupon securities which pay no interest until maturity.

    The value of a convertible security is a function of its "investment value" (determined by its yield comparison with the yields of other securities of comparable maturity and quality that do not have a conversion privilege) and its "conversion value" (the security's worth, at market value, if converted into the underlying common stock). The investment value of a convertible security is influenced by changes in interest rates, with investment value declining as interest rates increase and increasing as interest rates decline. The credit standing of the issuer and other factors also may have an effect on the convertible security's investment value. The conversion value of a convertible security is determined by the market price of the underlying common stock. If the conversion value is low relative to the investment value, the price of the convertible security is governed principally by its investment value and generally the conversion decreases as the convertible security approaches maturity. To the extent the market price of the underlying common stock approaches or exceeds the conversion price, the price of the convertible security will be increasingly influenced by its conversion value. In addition, a convertible security generally will sell at a premium over its conversion value determined by the extent to which investors place value on the right to acquire the underlying common stock while holding a Fixed Income Security.

    A convertible security may be subject to redemption at the option of the issuer at a price established in the convertible security's governing instrument. If a convertible security held by a Portfolio is called for redemption, the Portfolio will be required to permit the issuer to redeem the security, convert it into the underlying common stock or sell it to a third party.

    INVERSE FLOATERS. Inverse floaters are instruments whose interest rates bear an inverse relationship to the interest rate on another security or the value of an index. Changes in the interest rate on the other security or index inversely affect the residual interest rate paid on the inverse floater, with the result that the inverse floater's price will be considerably more volatile than that of a fixed-rate bond.

    LOAN PARTICIPATIONS AND ASSIGNMENTS. Each Portfolio may invest up to 10% of its total assets in secured or unsecured variable or floating rate loans ("Loans") arranged through private negotiations between a borrowing corporation and one or more banks ("Lenders"). A Portfolio's investments in Loans will be primarily in the form of participations ("Participations") in Loans, although a Portfolio may acquire assignments ("Assignments") of portions of Loans from third parties. Participations typically will result in a Portfolio receiving payments of principal, interest and any fees to which it is entitled from the Lender selling the Participations and relying upon the Lender to collect those payments from the borrower. In connection with purchasing Participations, a Portfolio generally has no direct right to enforce compliance by the borrower with the terms of the loan agreement relating to the Loan, and the Portfolio may not directly benefit from any collateral supporting the Loan in which it has purchased the Participation. As a result, a Portfolio may assume the credit risk of both the borrower and the Lender that is selling the Participation. In the event of the insolvency of the Lender selling a Participation, a Portfolio may be treated as a general creditor of the Lender and may not benefit from any set-off between the Lender and the borrower or receive the full benefit of any collateral. A Portfolio will acquire Participations only if both the borrower and the Lender interpositioned between the Portfolio and the borrower meet the Portfolio's credit standards.

    When the Portfolio purchases Assignments from Lenders, it acquires direct rights against the borrower on the Loan. Under an Assignment, a Portfolio generally will be able to collect payments and enforce remedies directly from or against the borrower. Conversely, however, a Portfolio may not have the benefit of the services of a lead or agent bank to administer the Loan on the Portfolio's behalf.

    Assignments and Participations are generally not registered under the 1933 Act and thus are usually subject to the Portfolios' limitations on investments in illiquid securities. Because there is no liquid market for such securities, the Portfolios anticipate that such securities could be sold only to a limited number of institutional investors. The lack of a liquid secondary market will have an adverse impact on the value of such securities and on the Portfolio's ability to dispose of particular Assignments or Participations when necessary to meet the Portfolio's liquidity needs or in response to a specific economic event, such as a deterioration in the creditworthiness of the borrower. Under normal circumstances, the bank issuing the Participation will be considered the issuer for purposes of concentration and diversification.

    WHEN-ISSUED AND DELAYED DELIVERY SECURITIES. A security purchased on a when-issued or delayed delivery basis is recorded as an asset on the commitment date and is subject to changes in market value, generally based upon changes in the level of interest rates. Thus, fluctuation in the value of the security from the time of the commitment date will affect the Portfolio's net asset value. When the Portfolio commits to purchase securities on a when-issued or delayed delivery basis, its custodian will set aside in a segregated account cash or liquid securities with a market value equal to the amount of the commitment. If necessary, additional assets will be placed in the account daily so that the value of the account will equal or exceed the amount of the Portfolio's purchase commitment. The Portfolio purchases when-issued securities only with the intention of taking delivery, but may sell the right to acquire the security prior to delivery if the Adviser or Mitchell Hutchins, as the case may be, deems it advantageous to do so, which may result in capital gain or loss to a Portfolio.

LEVERAGE

    Each Portfolio may borrow up to 33 1/3% of its total assets and may borrow in excess of its 33 1/3% limitation for extraordinary or emergency purposes, but not in excess of an additional 5% of its total assets. Borrowing constitutes leverage, a speculative technique. No Portfolio currently expects to leverage, other than through the techniques described above and in the Prospectus during the first year of operations. A Portfolio will only use leverage when its Adviser believes that such leverage will benefit the Portfolio after taking leverage risks into consideration.

    The net asset value of a Portfolio and its yield may be more volatile due to the Portfolio's use of leverage. Leverage also creates interest expenses for a Portfolio, which will reduce its net income. To the extent the income derived from securities purchased with funds obtained through leverage exceeds the interest and other expenses that a Portfolio will have to pay in connection with such leverage, the Portfolio's net income will be greater than if leverage were not used. Conversely, if the income from the assets obtained through leverage is not sufficient to cover the cost of leverage, the net income of a Portfolio will be less than if leverage were not used, and therefore the amount available for distribution to stockholders will be reduced.

TYPES OF MUNICIPAL SECURITIES

    The types of municipal securities identified in the Prospectus as eligible for purchase by PACE MUNICIPAL FIXED INCOME INVESTMENTS may include obligations of issuers whose revenues are primarily derived from mortgage loans on housing projects for moderate to low income families. The Portfolio also may purchase mortgage subsidy bonds that are normally issued by special purpose public authorities. In some cases the repayment of such bonds depends upon annual legislative appropriations; in other cases repayment is a legal obligation of the issuer and, if the issuer is unable to meet its obligations, repayment becomes a moral commitment of a related government unit (subject, however, to such appropriations).

    STAND-BY COMMITMENTS. The Portfolio may acquire stand-by commitments pursuant to which a bank or other municipal bond dealer agrees to purchase securities that are held in the Portfolio's portfolio or that are being purchased by the Portfolio, at a price equal to (1) the acquisition cost (excluding any accrued interest paid on acquisition), less any amortized market premium or plus any accrued market or original issue discount, plus (2) all interest accrued on the securities since the last interest payment date or the date the securities were purchased by the Portfolio, whichever is later. Although the Portfolio does not currently intend to acquire stand-by commitments with respect to municipal securities held in their portfolios, the Portfolio may acquire such commitments under unusual market conditions to facilitate portfolio liquidity.

    The Portfolio will enter into stand-by commitments only with those banks or other dealers that, in the opinion of the Portfolio's Adviser, present minimal credit risk. The Portfolio's right to exercise stand-by commitments would be unconditional and unqualified. A stand-by commitment would not be transferable by the Portfolio, although it could sell the underlying securities to a third party at any time. The Portfolio may pay for stand-by commitments either separately in cash or by paying a higher price for the securities that are acquired subject to such a commitment (thus reducing the yield to maturity otherwise available for the same securities). The acquisition of a stand-by commitment would not ordinarily affect the valuation or maturity of the underlying municipal securities. Stand-by commitments acquired by the Portfolio would be valued at zero in determining net asset value. Whether the Portfolio paid directly or indirectly for a stand-by commitment, its cost would be treated as unrealized depreciation and would be amortized over the period the commitment is held by the Portfolio.

    PUT BONDS. The Portfolio may invest in put bonds that have a fixed rate of interest and a final maturity beyond the date on which the put may be exercised. If the put is a "one time only" put, the Portfolio ordinarily will either sell the bond or put the bond, depending upon the more favorable price. If the bond has a series of puts after the first put, the bond will be held as long as, in the judgment of the Portfolio's Adviser, it is in the best interest of the Portfolio to do so. There is no assurance that the issuer of a put bond acquired by the Portfolio will be able to repurchase the bond upon the exercise date, if the Portfolio chooses to exercise its right to put the bond back to the issuer.

    MUNICIPAL LEASE OBLIGATIONS. Although municipal lease obligations do not constitute general obligations of the municipality for which its taxing power is pledged, they ordinarily are backed by its covenant to budget for, appropriate, and make the payments due under the lease obligation. The leases underlying certain municipal lease obligations, however, provide that lease payments are subject to partial or full abatement if, because of material damage or destruction of the leased property, there is substantial interference with the lessee's use or occupancy of such property. This "abatement risk" may be reduced by the existence of insurance covering the leased property, the maintenance by the lessee of reverse funds or the provision of credit enhancements such as letters of credit.

    Certain municipal lease obligations contain "non-appropriation" clauses which provide that the municipality has no obligation to make lease or installment purchase payments in future years unless money is appropriated for such purpose on a yearly basis. In the case of a "non-appropriation" lease, a Portfolio's ability to recover under the lease in the event of a non-appropriation or default will be limited solely to the repossession of leased property without recourse to the general credit of the lessee, and disposition of the property in the event of foreclosure might prove difficult. The Portfolio does not intend to invest a significant portion of its assets in such "non-appropriation" municipal lease obligations. There is no limitation on the Portfolio's ability to invest in other municipal lease obligations.

    PARTICIPATION INTERESTS. The Portfolio also may invest in participation interests in municipal bonds, including industrial development bonds ("IDBs"), private activity bonds ("PABs") and floating and variable rate securities. A participation interest gives the Portfolio an undivided interest in a municipal bond owned by a bank. The Portfolio has the right to sell the instrument back to the bank. Such right generally is backed by the bank's irrevocable letter of credit or guarantee and permits the Portfolio to draw on the letter of credit on demand, after specified notice, for all or any part of the principal amount of the Portfolio's participation interest plus accrued interest. Generally, the Portfolio intends to exercise the demand under the letters of credit or other guarantees only (1) upon a default under the terms of the underlying bond, (2) to maintain the Portfolio's portfolio in accordance with its investment objective and policies, or (3) as needed to provide liquidity to the Portfolio in order to meet redemption requests. The ability of a bank to fulfill its obligations under a letter of credit or guarantee might be affected by possible financial difficulties of its borrowers, adverse interest rate or economic conditions, regulatory limitations, or other factors. The Portfolio's Adviser will monitor the pricing, quality, and liquidity of the participation interests held by the Portfolio, and the credit standing of banks issuing letters of credit or guarantees supporting such participation interests, on the basis of published financial information reports of NRSROs and bank analytical services.

    FLOATING RATE AND VARIABLE RATE MUNICIPAL SECURITIES. As noted in the Prospectus, the Portfolio may invest in floating rate and variable rate municipal securities with or without demand features. A demand feature gives the Portfolio the right to sell the securities back to a specified party, usually a remarketing agent, on a specified date. A demand feature is often backed by a letter of credit or guarantee from a bank. As discussed under "Participation Interests," to the extent that payment of an obligation is backed by a bank's letter of credit or guarantee, such payment may be subject to the bank's ability to satisfy that commitment. The interest rate on floating rate or variable rate securities ordinarily is readjusted on the basis of the prime rate of the bank that originated the financing or some other index or published rate, such as the 90-day U.S. Treasury Bill rate. Generally, these interest rate adjustments cause the market value of floating rate and variable rate municipal securities to fluctuate less than the market value of fixed-rate obligations. Accordingly, as interest rates decrease or increase, the potential for capital appreciation or capital depreciation is less than for fixed-rate obligations.

                         HEDGING AND RELATED STRATEGIES

    As discussed in the Prospectus, each Portfolio (except PACE MONEY MARKET INVESTMENTS, PACE MUNICIPAL FIXED INCOME INVESTMENTS, PACE SMALL/MEDIUM COMPANY VALUE EQUITY INVESTMENTS and PACE LARGE COMPANY GROWTH EQUITY INVESTMENTS) may use a variety of financial instruments ("Instruments"), which may include certain options, futures contracts (sometimes referred to as "futures"), options on futures contracts, forward currency contracts and interest rate protection transactions, to attempt to hedge the portfolio of the Portfolio and to attempt to enhance the Portfolio's income or return. The particular Instruments are described in Appendix A to the Prospectus.

    Hedging strategies can be broadly categorized as "short hedges" and "long hedges." A short hedge is a purchase or sale of an Instrument intended partially or fully to offset potential declines in the value of one or more investments held in a Portfolio's portfolio. Thus, in a short hedge a Portfolio takes a position in an Instrument whose price is expected to move in the opposite direction of the price of the investment being hedged. For example, a Portfolio might purchase a put option on a security to hedge against a potential decline in the value of that security. If the price of the security declined below the exercise price of the put, the Portfolio could exercise the put and thus limit its loss below the exercise price to the premium paid plus transaction costs. In the alternative, because the value of the put option can be expected to increase as the value of the underlying security declines, the Portfolio might be able to close out the put option and realize a gain to offset the decline in the value of the security.

    Conversely, a long hedge is a purchase or sale of an Instrument intended partially or fully to offset potential increases in the acquisition cost of one or more investments that a Portfolio intends to acquire. Thus, in a long hedge a Portfolio takes a position in an Instrument whose price is expected to move in the same direction as the price of the prospective investment being hedged. For example, a Portfolio might purchase a call option on a security it intends to purchase in order to hedge against an increase in the cost of the security. If the price of the security increased above the exercise price of the call, the Portfolio could exercise the call and thus limit its acquisition cost to the exercise price plus the premium paid and transaction costs. Alternatively, the Portfolio might be able to offset the price increase by closing out an appreciated call option and realizing a gain.

    Instruments on securities generally are used to hedge against price movements in one or more particular securities positions that a Portfolio owns or intends to acquire. Instruments on indices of equity or debt securities, in contrast, generally are used to hedge against price movements in broad equity or debt market sectors in which the Portfolio has invested or expects to invest. Instruments on debt securities may be used to hedge either individual securities or broad fixed income market sectors.

    The use of Instruments is subject to applicable regulations of the SEC, the several options and futures exchanges upon which they are traded, the Commodity Futures Trading Commission ("CFTC") and various state regulatory authorities. In addition, a Portfolio's ability to use Instruments will be limited by tax considerations. See "Taxes."

    In addition to the products, strategies and risks described below and in the Prospectus, the Advisers expect to discover additional opportunities in connection with options, futures contracts, forward currency contracts and other techniques. These new opportunities may become available as an Adviser develops new techniques, as regulatory authorities broaden the range of permitted transactions and as new options, futures contracts, forward currency contracts or other techniques are developed. An Adviser may utilize these opportunities to the extent that they are consistent with the Portfolio's investment objective and permitted by the Portfolio's investment limitations and applicable regulatory authorities. The Prospectus or SAI will be supplemented to the extent that new products or techniques involve materially different risks than those described below or in the Prospectus.

    SPECIAL RISKS OF THESE STRATEGIES. The use of these Instruments involves special considerations and risks, as described below. Risks pertaining to particular Instruments are described in the sections that follow.

    (1)Successful use of most Instruments depends upon the Adviser's ability to predict movements of the overall securities, currency and interest rate markets, which require different skills than predicting changes in the prices of individual securities. While each Adviser is experienced in the use of Instruments, there can be no assurance that any particular strategy adopted will succeed.

    (2)There might be imperfect correlation, or even no correlation, between price movements of an Instrument and price movements of the investments being hedged. For example, if the value of an Instrument used in a short hedge increased by less than the decline in value of the hedged investment, the hedge would not be fully successful. Such a lack of correlation might occur due to factors unrelated to the value of the investments being hedged, such as speculative or other pressures on the markets in which Instruments are traded. The effectiveness of hedges using Instruments on indices will depend on the degree of correlation between price movements in the index and price movements in the securities being hedged.

    (3)Hedging strategies, if successful, can reduce risk of loss by wholly or partially offsetting the negative effect of unfavorable price movements in the investments being hedged. However, hedging strategies can also reduce opportunity for gain by offsetting the positive effect of favorable price movements in the hedged investments. For example, if a Portfolio entered in a short hedge because the Adviser projected a decline in the price of a security in the Portfolio's portfolio, and the price of that security increased instead, the gain from that increase might be wholly or partially offset by a decline in the price of the Instrument. Moreover, if the price of the Instrument declined by more than the increase in the price of the security, the Portfolio could suffer a loss. In either such case, the Portfolio would have been in a better position had it not hedged at all.

    (4) As described below, a Portfolio might be required to maintain assets as "cover," maintain segregated accounts or make margin payments when it takes positions in Instruments involving obligations to third parties (i.e., Instruments other than purchased options). If a Portfolio were unable to close out its positions in such Instruments, it might be required to continue to maintain such assets or accounts or make such payments until the position expired or matured. These requirements might impair a Portfolio's ability to sell a portfolio security or make an investment at a time when it would otherwise be favorable to do so, or require that a Portfolio sell a portfolio security at a disadvantageous time. A Portfolio's ability to close out a position in an Instrument prior to expiration or maturity depends on the existence of a liquid secondary market or, in the absence of such a market, the ability and willingness of the other party to the transaction ("contra party") to enter into a transaction closing out the position. Therefore, there is no assurance that any position can be closed out at a time and price that is favorable to the Portfolio.

    COVER FOR THESE STRATEGIES. Transactions using Instruments, other than purchased options, expose a Portfolio to an obligation to another party. A Portfolio will not enter into any such transactions unless it owns either (1) an offsetting (covered) position in securities, currencies or other options, futures contracts or forward contracts, or (2) cash or liquid securities, with a value sufficient at all times to cover its potential obligations to the extent not covered as provided in (1) above. Each Portfolio will comply with SEC guidelines regarding cover for these Instruments and will, if the guidelines so require, set aside cash or liquid securities in a segregated account with its custodian in the prescribed amount as determined daily on a mark-to-market basis.

    Assets used as cover or held in a segregated account cannot be sold while the position in the corresponding Instrument is open, unless they are replaced with other appropriate assets. As a result, the commitment of a large portion of a Portfolio's assets to cover or segregated accounts could impede portfolio management or the Portfolio's ability to meet redemption requests or other current obligations.

    OPTIONS. The Portfolios may purchase put and call options, and write (sell) and purchase call options on debt and equity securities, foreign currencies and indices of debt or equity securities. The purchase of call options serves as a long hedge, and the purchase of put options serves as a short hedge. Writing covered put or call options can enable a Portfolio to enhance income by reason of the premiums paid by the purchasers of such options. However, if the market price of the security underlying a put option declines to less than the exercise price on the option, minus the premium received, the Portfolio would expect to suffer a loss. Writing call options serves as a limited short hedge, because declines in the value of the hedged investment would be offset to the extent of the premium received for writing the option. However, if the security appreciates to a price higher than the exercise price of the call option, it can be expected that the option will be exercised and the Portfolio will be obligated to sell the security at less than its market value. If the call option is an OTC option, the securities or other assets used as cover would be considered illiquid to the extent described under "Investment Policies and Restrictions--Illiquid Securities."

    The value of an option position will reflect, among other things, the current market value of the underlying investment, the time remaining until expiration, the relationship of the exercise price to the market price of the underlying investment, the historical price volatility of the underlying investment and general market conditions. Options that expire unexercised have no value.

    A Portfolio may effectively terminate its right or obligation under an option by entering into a closing transaction. For example, a Portfolio may terminate its obligation under a call or put option that it had written by purchasing an identical call or put option; this is known as a closing purchase transaction. Conversely, a Portfolio may terminate a position in a put or call option it had purchased by writing an identical put or call option; this is known as a closing sale transaction. Closing transactions permit a Portfolio to realize profits or limit losses on an option position prior to its exercise or expiration.

    The Portfolios may purchase or write both exchange-traded and OTC options. Currently, many options on equity securities are exchange-traded. Exchange markets for options on debt securities and foreign currencies exist, but these instruments are primarily traded on the OTC market. Exchange-traded options in the United States are issued by a clearing organization affiliated with the exchange on which the option is listed that, in effect, guarantees completion of every exchange-traded option transaction. In contrast, OTC options are contracts between a Portfolio and its contra party (usually a securities dealer or a bank) with no clearing organization guarantee. Thus, when a Portfolio purchases or writes an OTC option, it relies on the party from whom it purchased the option or to whom it has written the option to make or take delivery of the underlying investment upon exercise of the option. In the case of purchased options, failure by the contra party to do so would result in the loss of any premium paid by the Portfolio as well as the loss of any expected benefit of the transaction.

    Generally, the OTC debt and foreign currency options used by the Portfolios are European-style options. This means that the option is only exercisable immediately prior to its expiration. This is in contrast to American-style options, which are exercisable at any time prior to the expiration date of the option.

    A Portfolio's ability to establish and close out positions in exchange-traded options depends on the existence of a liquid market. Each Portfolio intends to purchase or write only those exchange-traded options for which there appears to be a liquid secondary market. However, there can be no assurance that such a market will exist at any particular time. Closing transactions can be made for OTC options only by negotiating directly with the contra party, or by a transaction in the secondary market if any such market exists. Although a Portfolio will enter into OTC options only with contra parties that are expected to be capable of entering into closing transactions with the Portfolio, there is no assurance that the Portfolio will be able to close out an OTC option position at a favorable price prior to expiration. In the event of insolvency of the contra party, the Portfolio might be unable to close out an OTC position at any time prior to its expiration.

    If the Portfolio were unable to effect a closing transaction for an option it had purchased, it would have to exercise the option to realize any profit. The inability to enter into a closing purchase transaction for a call option written by a Portfolio could cause material losses because the Portfolio would be unable to sell the investment used as cover for the written option until the option expires or is exercised.

    GUIDELINES FOR OPTIONS. Each Portfolio's use of options is governed by the following guidelines, which can be changed by the Trust's board of trustees without shareholder vote:

    (1) A Portfolio may purchase a put or call option, including any straddles or spreads, only if the value of its premium, when aggregated with the premiums on all other options held by the Portfolio, does not exceed 5% of the Portfolio's total assets.

    (2) The aggregate value of securities underlying put options written by a Portfolio, determined as of the date the put options are written, will not exceed 50% of the Portfolio's net assets.

    (3) The aggregate premiums paid on all options (including options on securities, foreign currencies and stock or bond indices and options on futures contracts) purchased by the Portfolio are held at any time will not exceed 20% of the Portfolio's total net assets.

    FUTURES. The purchase of futures or call options thereon can serve as long hedge, and the sale of futures or the purchase of put options thereon can serve as a short hedge. Writing call options on futures contracts can serve as a limited short hedge, using a strategy similar to that used for writing call options on securities or indices. Similarly, writing put options on futures contracts can serve as a limited long hedge.

    Futures strategies also can be used to manage the average duration of a Portfolio's portfolio. If its Adviser wishes to shorten the average duration of a Portfolio, the Portfolio may sell a futures contract or a call option thereon, or purchase a put option on that futures contract. If its Adviser wishes to lengthen the average duration of a Portfolio, the Portfolio may buy a futures contract or a call option thereon, or sell a put option thereon.

    PACE GLOBAL FIXED INCOME INVESTMENTS may also write put options on foreign currency futures contracts while at the same time purchasing call options on the same futures contracts in order synthetically to create a long futures contract position. Such options would have the same strike prices and expiration dates. The Portfolio will engage in this strategy only when it is more advantageous to the Portfolio than is purchasing the futures contract.

    No price is paid upon entering into a futures contract. Instead, at the inception of a futures contract a Portfolio is required to deposit in a segregated account with its custodian, in the name of the futures commission merchant ("FCM") through whom the transaction was effected, "initial margin" consisting of cash or liquid securities, in an amount generally equal to 10% or less of the contract value. Margin must also be deposited when writing an option on a futures contract, in accordance with applicable exchange rules. Unlike margin in securities transactions, initial margin on futures contracts does not represent a borrowing, but rather is in the nature of a performance bond or good-faith deposit that is returned to the Portfolio at the termination of the transaction if all contractual obligations have been satisfied. Under certain circumstances, such as periods of high volatility, a Portfolio may be required by an exchange to increase the level of its initial margin payment, and initial margin requirements might be increased generally in the future by regulatory action.

    Subsequent "variation margin" payments are made to and from the FCM daily as the value of the futures position varies, a process known as "marking to market." Variation margin does not involve borrowing, but represents a daily settlement of a Portfolio's obligations to or from a FCM. When a Portfolio purchases an option on a futures contract, the premium paid plus transaction costs is all that is at risk. In contrast, when a Portfolio purchases or sells a futures contract or writes an option thereon, it is subject to daily variation margin calls that could be substantial in the event of adverse price movements. If the Portfolio has insufficient cash to meet daily variation margin requirements, it might need to sell securities at a time when such sales are disadvantageous.

    Purchasers and sellers of futures contracts and options on futures can enter into offsetting closing transactions, similar to closing transactions on options, by selling or purchasing, respectively, a futures contract or option identical to the instrument purchased or sold. Positions in futures and options on futures may be closed only on an exchange or board of trade that provides a secondary market. Each Portfolio intends to enter into these transactions only on exchanges or boards of trade where there appears to be a liquid secondary market. However, there can be no assurance that such a market will exist for a particular contract at a particular time.

    Under certain circumstances, futures exchanges may establish daily limits on the amount that the price of a future or option can vary from the previous day's settlement price; once that limit is reached, no trades may be made that day at a price beyond the limit. Daily price limits do not limit potential losses because prices could move to the daily limit for several consecutive days with little or no trading, thereby preventing liquidation of unfavorable positions.

    If a Portfolio were unable to liquidate a futures or related options position due to the absence of a liquid secondary market or the imposition of price limits, it could incur substantial losses. The Portfolio would continue to be subject to market risk with respect to the position. In addition, except in the case of purchased options, the Portfolio would continue to be required to make daily variation margin payments and might be required to maintain the position being hedged by the futures contract or option or to maintain cash or securities in a segregated account.

    Certain characteristics of the futures market might increase the risk that movements in the prices of futures contracts or related options might not correlate perfectly with movements in the prices of the investments being hedged. For example, all participants in the futures and related options markets are subject to daily variation margin calls and might be compelled to liquidate futures or related options positions whose prices are moving unfavorably to avoid being subject to further calls. These liquidations could increase price volatility of the instruments and distort the normal price relationship between the futures or options and the investments being hedged. Also, because initial margin deposit requirements in the futures market are less onerous than margin requirements in the securities markets, there might be increased participation by speculators in the futures markets. This participation also might cause temporary price distortions. In addition, activities of large traders in both the futures and securities markets involving arbitrage, "program trading" and other investment strategies might result in temporary price distortions.

    GUIDELINES FOR FUTURES AND RELATED OPTIONS. Each Portfolio's use of futures and related options is governed by the following guidelines, which can be changed by the Trust's board of trustees without shareholder vote:

    (1) To the extent a Portfolio enters into futures contracts, options on futures contracts and options on foreign currencies traded on a CFTC-regulated exchange, in each case that are not for bona fide hedging purposes (as defined by the CFTC), the aggregate initial margin and premiums required to establish these on those positions (excluding the amount by which options are "in-the-money") may not exceed 5% of the Portfolio's net assets.

    (2) The aggregate premiums paid on all options (including options on securities, foreign currencies and stock or bond indices and options on futures contracts) purchased by a Portfolio that are held at any time will not exceed 20% of the Portfolio's total net assets.

    (3) The aggregate margin deposits on all futures contracts and options thereon held at any time by a Portfolio will not exceed 5% of the Portfolio's total assets.

    FOREIGN CURRENCY HEDGING STRATEGIES--SPECIAL CONSIDERATIONS. PACE STRATEGIC FIXED INCOME INVESTMENTS, PACE GLOBAL FIXED INCOME INVESTMENTS, PACE INTERNATIONAL EQUITY INVESTMENTS and PACE INTERNATIONAL EMERGING MARKETS EQUITY INVESTMENTS each may use options and futures on foreign currencies, as described above, and forward currency forward contracts, as described below, to hedge against movements in the values of the foreign currencies in which the Portfolios' securities are denominated. Such currency hedges can protect against price movements in a security that a Portfolio owns or intends to acquire that are attributable to changes in the value of the currency in which it is denominated. Such hedges do not, however, protect against price movements in the securities that are attributable to other causes.

    The Portfolios might seek to hedge against changes in the value of a particular currency when no Instruments in that currency are available or such Instruments are more expensive than certain other Instruments. In such cases, a Portfolio may hedge against price movements in that currency by entering into transactions using Instruments on another foreign currency or a basket of currencies, the values of which the Adviser believes will have a positive correlation to the value of the currency being hedged. The risk that movements in the price of the Instrument will not correlate perfectly with movements in the price of the currency being hedged is magnified when this strategy is used.

    The Portfolios may also use options and futures on foreign currencies, options on currency futures and forward currency contracts for income and return enhancement, for example, by shifting a Portfolio's exposure from one foreign currency (or the U.S. dollar) to another foreign currency.

    The value of Instruments in foreign currencies depends on the value of the underlying currency relative to the U.S. dollar. Because foreign currency transactions occurring in the interbank market might involve substantially larger amounts than those involved in the use of such Instruments, the Portfolios could be disadvantaged by having to deal in the odd lot market (generally consisting of transactions of less than $1 million) for the underlying foreign currencies at prices that are less favorable than for round lots.

    There is no systematic reporting of last sale information for foreign currencies or any regulatory requirement that quotations available through dealers or other market sources be firm or revised on a timely basis. Quotation information generally is representative of very large transactions in the interbank market and thus might not reflect odd-lot transactions where rates might be less favorable. The interbank market in foreign currencies is a global, round-the-clock market. To the extent the U.S. options or futures markets are closed while the markets for the underlying currencies remain open, significant price and rate movements might take place in the underlying markets that cannot be reflected in the markets for the Instruments until they reopen.

    Settlement of transactions involving foreign currencies might be required to take place within the country issuing the underlying currency. Thus, a Portfolio might be required to accept or make delivery of the underlying foreign currency in accordance with any U.S. or foreign regulations regarding the maintenance of foreign banking arrangements by U.S. residents and might be required to pay any fees, taxes and charges associated with such delivery assessed in the issuing country.

    FORWARD CURRENCY CONTRACTS. PACE STRATEGIC FIXED INCOME INVESTMENTS, PACE GLOBAL FIXED INCOME INVESTMENTS, PACE INTERNATIONAL EQUITY INVESTMENTS and PACE INTERNATIONAL EMERGING MARKETS EQUITY INVESTMENTS may enter into forward currency contracts to purchase or sell foreign currencies for a fixed amount of U.S. dollars or another foreign currency. Such transactions may serve as long hedges--for example, a Portfolio may purchase a forward currency contract to lock in the U.S. dollar price of a security denominated in a foreign currency that the Portfolio intends to acquire. Forward currency contracts may also serve as short hedges--for example, a Portfolio may sell a forward currency contract to lock in the U.S. dollar equivalent of the proceeds from the anticipated sale of a security denominated in a foreign currency.

    As noted above, each of these Portfolios may seek to hedge against changes in the value of a particular currency by using forward contracts on another foreign currency or a basket of currencies, the value of which its Adviser believes will have a positive correlation to the values of the currency being hedged. In addition, the Portfolios may use forward currency contracts to shift exposure to foreign currency fluctuations from one country to another. For example, if a Portfolio owns securities denominated in a foreign currency and its Adviser believes that currency will decline relative to another currency, it might enter into a forward contract to sell an appropriate amount of the first foreign currency, with payment to be made in the second foreign currency. Transactions that use two foreign currencies are sometimes referred to as "cross hedging." Use of a different foreign currency magnifies the risk that movements in the price of the Instrument will not correlate or will correlate unfavorably with the foreign currency being hedged.

    The cost to the Portfolios of engaging in forward currency contracts varies with factors such as the currency involved, the length of the contract period and the market conditions then prevailing. Because forward currency contracts are entered into on a principal basis, no fees or commissions are involved. When a Portfolio enters into a forward currency contract, it relies on the contra party to make or take delivery of the underlying currency at the maturity of the contract. Failure by the contra party to do so would result in the loss of any expected benefit of the transaction.

    As is the case with futures contracts, purchasers and sellers of forward currency contracts can enter into offsetting closing transactions, similar to closing transactions on futures, by selling or purchasing, respectively, a forward contract identical to the forward contract purchased or sold. Secondary markets generally do not exist for forward currency contracts, with the result that closing transactions generally can be made for forward currency contracts only by negotiating directly with the contra party. Thus, there can be no assurance that a Portfolio will in fact be able to close out a forward currency contract at a favorable price prior to maturity. In addition, in the event of insolvency of the contra party, the Portfolio might be unable to close out a forward currency contract at any time prior to maturity. In either event, the Portfolio would continue to be subject to market risk with respect to the position, and would continue to be required to maintain a position in the securities or currencies that are the subject of the hedge or to maintain cash or securities in a segregated account.

    The precise matching of forward currency contract amounts and the value of the securities involved generally will not be possible because the value of such securities, measured in the foreign currency, will change after the foreign currency contract has been established. Thus, a Portfolio might need to purchase or sell foreign currencies in the spot (cash) market to the extent such foreign currencies are not covered by forward contracts. The projection of short-term currency market movements is extremely difficult, and the successful execution of a short-term hedging strategy is highly uncertain.

    INTEREST RATE PROTECTION TRANSACTIONS. PACE GOVERNMENT SECURITIES FIXED INCOME INVESTMENTS and PACE STRATEGIC FIXED INCOME INVESTMENTS may enter into interest rate protection transactions, including interest rate swaps and interest rate caps, collars and floors. Interest rate swap transactions involve an agreement between two parties to exchange payments that are based, for example, on variable and fixed rates of interest and that are calculated on the basis of a specified amount of principal (the "notional principal amount") for a specified period of time. Interest rate cap and floor transactions involve an agreement between two parties in which the first party agrees to make payments to the contra party when a designated market interest rate goes above (in the case of a cap) or below (in the case of a floor) a designated level on predetermined dates or during a specified time period. An interest rate collar combines elements of buying a cap and selling a floor.

    These Portfolios may enter into interest rate protection transactions to preserve a return or spread on a particular investment or portion of its portfolio or to protect against any increase in the price of securities it anticipates purchasing at a later date. These Portfolios may also use interest rate protection transactions for income and return enhancement purposes.

    Each of these Portfolios may enter into interest rate swaps, caps, collars and floors on either an asset- or liability-based basis, depending on whether it is hedging its assets or its liabilities, and will usually enter into interest rate swaps on a net basis, I.E., the two payment streams are netted out, with the Portfolio receiving or paying, as the case may be, only the net amount of the two payments. Mitchell Hutchins and each Portfolio's Adviser believe such obligations do not constitute senior securities and, accordingly, will not treat them as being subject to the Portfolio's borrowing restrictions. The net amount of the excess, if any, of the Portfolio's obligations over its entitlements with respect to each interest rate swap will be accrued on a daily basis and an amount of cash, U.S. government securities or other liquid high-grade debt obligations having an aggregate net asset value at least equal to the accrued excess will be maintained in a segregated account by a custodian that satisfies the requirements of the Investment Company Act of 1940 ("1940 Act"). A Portfolio also will establish and maintain such segregated accounts with respect to its total obligations under any interest rate swaps that are not entered into on a net basis and with respect to any interest rate caps, collars and floors that are written by the Portfolio.

    A Portfolio will enter into interest rate protection transactions only with banks and recognized securities dealers believed by its Adviser to present minimal credit risks in accordance with guidelines established by the Trust's board of trustees. If there is a default by the other party to such a transaction, the Portfolio will have to rely on its contractual remedies (which may be limited by bankruptcy, insolvency or similar laws) pursuant to the agreements related to the transaction.

    SHORT SALES "AGAINST THE BOX". Each Portfolio may engage in short sales of securities it owns or has the right to acquire at no added cost through conversion or exchange of other securities it owns (short sales "against the box") to defer realization of gains or losses for tax or other purposes. To make delivery to the purchaser in a short sale, the executing broker borrows the securities being sold short on behalf of the Portfolio, and the Portfolio is obligated to replace the securities borrowed at a date in the future. When a Portfolio sells short, it will establish a margin account with the broker effecting the short sale, and will deposit collateral with the broker. In addition, the Portfolio will maintain with its custodian, in a segregated account, the securities that could be used to cover the short sale. A Portfolio will incur transaction costs, including interest expense, in connection with opening, maintaining and closing short sales against the box. None of the Portfolios currently intend to have obligations under short-sales that at any time during the coming year exceed 5% of the Portfolio's net assets.

    A Portfolio might make a short sale "against the box" in order to hedge against market risks when Mitchell Hutchins or an Adviser believes that the price of a security may decline, thereby causing a decline in the value of a security owned by the Portfolio or a security convertible into or exchangeable for a security owned by the Portfolio, or when Mitchell Hutchins or an Adviser want to sell a security that the Portfolio owns at a current price, but also wishes to defer recognition of gain or loss for federal income tax purposes. In such case, any loss in the Portfolio's long position after the short sale should be reduced by a gain in the short position. Conversely, any gain in the long position should be reduced by a loss in the short position. The extent to which gains or losses in the long position are reduced will depend upon the amount of the securities sold short relative to the amount of the securities the Portfolio owns, either directly or indirectly, and in the case where the Portfolio owns convertible securities, changes in the investment values or conversion premiums of such securities.

INVESTMENT RESTRICTIONS

    The Trust has adopted investment restrictions numbered 1 through 11 below as fundamental policies of the Portfolios. Under the 1940 Act, a fundamental policy may not be changed without the vote of a majority of the outstanding voting securities of a Portfolio, which is defined in the 1940 Act as the lesser of (1) 67% or more of the shares present at a Portfolio meeting, if the holders of more than 50% of the outstanding shares of the Portfolio are present or represented by proxy or (2) more than 50% of the outstanding shares of the Portfolio. Investment restrictions 12 through 22 may be changed by a vote of a majority of the board of trustees at any time.

    Under the investment restrictions adopted by the Portfolios:

       1. A Portfolio, other than PACE INTERMEDIATE FIXED INCOME INVESTMENTS and PACE GLOBAL FIXED INCOME INVESTMENTS, may not purchase securities
    (other than U.S. government securities) of any issuer if, as a result of the purchase, more than 5% of the value of the Portfolio's total assets would be invested in such issuer, except that up to 25% of the value of the Portfolio's total assets may be invested without regard to this 5% limitation.

       2. A Portfolio will not purchase more than 10% of the outstanding voting securities of any one issuer, except that this limitation is not applicable to the Portfolio's investments in U.S. government securities and up to 25% of the Portfolio's assets may be invested without regard to these limitations.

       3. A Portfolio, other than PACE MUNICIPAL FIXED INCOME INVESTMENTS,will invest no more than 25% of the value of its total assets in securities of issuers in any one industry, the term industry being deemed to include the government of a particular country other than the United States. This limitation is not applicable to a Portfolio's investments in U.S. government securities.

       4. A Portfolio will not issue senior securities (including borrowing money from banks and other entities and through reverse repurchase agreements and mortgage dollar rolls) in excess of 33 1/3% of its total assets (including the amount of senior securities issued, but reduced by any liabilities and indebtedness not constituting senior securities), except that a Portfolio may borrow up to an additional 5% of its total assets (not including the amount borrowed) for extraordinary or emergency purposes.

       5. A Portfolio will not pledge, hypothecate, mortgage, or otherwise encumber its assets, except to secure permitted borrowings or in connection with its use of forward contracts, futures contracts, options, swaps, caps, collars and floors.

       6. A Portfolio will not lend any funds or other assets, except through purchasing debt obligations, lending portfolio securities and entering into repurchase agreements consistent with the Portfolio's investment objective and policies.

       7. A Portfolio will not purchase securities on margin, except that a Portfolio may obtain any short-term credits necessary for the clearance of purchases and sales of securities. For purposes of this restriction, the deposit or payment of initial or variation margin in connection with futures contracts or options on futures contracts will not be deemed to be a purchase of securities on margin.

       8. A Portfolio will not make short sales of securities or maintain a short position, unless at all times when a short position is open it owns an equal amount of the securities or securities convertible into or exchangeable for, without payment of any further consideration, securities of the same issue as, and equal in amount to, the securities sold short ("short sales against the box"), and unless not more than 10% of the Portfolio's net assets (taken at market value) is held as collateral for such sales at any one time.

       9. A Portfolio will not purchase or sell real estate or real estate limited partnership interests, except that it may purchase and sell mortgage related securities and securities of companies that deal in real estate or interests therein.

       10. A Portfolio will not purchase or sell commodities or commodity contracts (except currencies, forward currency contracts, futures contracts and options and other similar contracts).

       11. A Portfolio will not act as an underwriter of securities, except that a Portfolio may acquire restricted securities under circumstances in which, if the securities were sold, the Portfolio might be deemed to be an underwriter for purposes of the 1933 Act.

       12. A Portfolio will not invest in oil, gas or other mineral leases or exploration or development programs.

       13. A Portfolio will not make investments for the purpose of exercising control of management.

       14. A Portfolio will not purchase any securities if as a result (unless the security is acquired pursuant to a plan of reorganization or an offer of exchange) the Portfolio would own any securities of a registered open-end investment company or more than 3% of the total outstanding voting stock of any registered closed-end investment company or more than 5% of the total value of the Portfolio's total assets would be invested in securities of any one or more registered closed-end investment companies.

       15. A Portfolio will not purchase any security if as a result the Portfolio would then have more than 5% of its total assets invested in securities of companies (including predecessors) that have been in continuous operation for fewer than three years.

       16. A Portfolio will not purchase or retain securities of any company if, to the knowledge of the Trust after reasonable inquiry, any of the
    Trust's officers or trustees or any officer or director of Mitchell Hutchins or the Adviser for that Portfolio individually owns more than 1/2 of 1% of the outstanding securities of the company and together they own beneficially more than 5% of the securities.

       17. A Portfolio will not invest in excess of 5% of the value of its net assets in warrants, valued at the lower of cost or market value.
    Included within this amount, but not to exceed 2% of the value of a

    Portfolio's net assets, may be warrants that are not listed on the New York Stock Exchange, Inc. ("NYSE") or the American Stock Exchange, Inc. Warrants acquired by a Portfolio in units or attached to securities may be deemed to be without value.

       18. A Portfolio may not purchase securities of other investment companies, except to the extent permitted by the 1940 Act in the open market at no more than customary brokerage commission rates. This limitation does not apply to securities received or acquired as dividends, through offers of exchange, or as a result of reorganization, consolidation or merger.

       19. A Portfolio (other than PACE SMALL/MEDIUM COMPANY GROWTH EQUITY INVESTMENTS) will not purchase the securities of any issuer which, together with its predecessors, has a record of less than three years of continuous operation, or in securities which are restricted as to disposition (including Rule 144A securities) if, as a result of such purchase, more than 15% of the Portfolio's total assets would be invested in such securities.

       20. PACE SMALL/MEDIUM COMPANY GROWTH EQUITY INVESTMENTS will not invest more than 10% of its net assets in (i) securities of any issuer which, together with its predecessors, has a record of less than three years of continuous operation, (ii) illiquid securities, and (iii) securities of issuers that are restricted from being sold to the public without registration under the 1933 Act. This restriction does not apply to restricted securities eligible for resale pursuant to Rule 144A under the 1933 Act determined to be liquid under guidelines approved by the Trust's board of trustees.

       21. PACE SMALL/MEDIUM COMPANY GROWTH EQUITY INVESTMENTS will not engage in short-term trading.

       22. PACE SMALL/MEDIUM COMPANY GROWTH EQUITY INVESTMENTS will not invest in puts, calls, straddles, spreads, and any combination thereof unless such investments are for hedging purposes or are covered by cash or securities.

    The Trust may make commitments more restrictive than the restrictions listed above so as to permit the sale of shares of a Portfolio in certain states. Should the Trust determine that a commitment is no longer in the best interests of the Portfolio and its shareholders, the Trust will revoke the commitment by terminating the sale of shares of the Portfolio in the state involved. If a percentage restriction is adhered to at the time of an investment or transaction, a later increase or decrease in percentage resulting from a change in values of portfolio securities or amount of total assets will not be considered a violation of any of the foregoing limitations, except that with regard to the borrowings limitation in investment restriction number 4, the Portfolios will comply with the applicable restrictions of Section 18 of the 1940 Act.

                             TRUSTEES AND OFFICERS

    The trustees and executive officers of the Trust, their ages, business addresses and principal occupations during the past five years are:

                                                                        BUSINESS EXPERIENCE;
     NAME/AGE AND ADDRESS*         POSITION WITH TRUST                  OTHER DIRECTORSHIPS
--------------------------------  ---------------------  --------------------------------------------------
Margo N. Alexander**; 49               Trustee and       Mrs. Alexander is president, chief executive of-
                                        President         ficer and a director of Mitchell Hutchins, a
                                                          director of Mitchell Hutchins Institutional In-
                                                          vestors Inc. and an executive vice president and
                                                          director of PaineWebber. Mrs. Alexander is
                                                          president and a director or trustee of 30 other
                                                          investment companies for which Mitchell Hutchins
                                                          or PaineWebber serves as investment adviser.
David J. Beaubien; 61                    Trustee         Mr. Beaubien is chairman of Yankee Environmental
101 Industrial Road                                       Systems, Inc., a manufacturer of meteorological
Turners Falls, MA 01376                                   measuring systems. Prior to January 1991, he was
                                                          senior vice president of EG&G, Inc., a company
                                                          which makes and provides a variety of scientific
                                                          and technically oriented products and services.
                                                          He is also a director of IEC, Inc., a
                                                          manufacturer of electronic assemblies, and
                                                          Belfort Instruments, Inc., a manufacturer of
                                                          environmental instruments. From 1985 to January
                                                          1995, Mr. Beaubien served as a director or
                                                          trustee on the boards of the Kidder, Peabody &
                                                          Co. Incorporated mutual funds.
E. Garrett Bewkes, Jr.**; 69             Trustee         Mr. Bewkes is a director of PaineWebber Group Inc.
                                                          ("PW Group") (holding company of PaineWebber and
                                                          Mitchell Hutchins). Prior to December 1995, he
                                                          was a consultant to PW Group. Prior to 1988, he
                                                          was chairman of the board, president and chief
                                                          executive officer of American Bakeries Company.
                                                          Mr. Bewkes is also a director of Interstate
                                                          Bakeries Corporation and NaPro BioTherapeutics,
                                                          Inc. and a director or trustee of 30 other
                                                          investment companies for which Mitchell Hutchins
                                                          or PaineWebber serves as investment adviser.
Bruce A. Bursey**; 46                    Trustee         Mr. Bursey is a senior vice president of
                                                          PaineWebber and director of Managed Accounts
                                                          Services.

                                                                        BUSINESS EXPERIENCE;
     NAME/AGE AND ADDRESS*         POSITION WITH TRUST                  OTHER DIRECTORSHIPS
--------------------------------  ---------------------  --------------------------------------------------
William W. Hewitt, Jr.; 67               Trustee         Mr. Hewitt is retired. Since 1988, he has served
P.O. Box 2359                                             as a director or trustee on the boards of the
Princeton, New Jersey                                     Guardian Life Insurance Company mutual funds.
08543-2359                                                From 1990 to January 1995, Mr. Hewitt served as a
                                                          director or trustee on the boards of the Kidder,
                                                          Peabody & Co. Incorporated mutual funds. From
                                                          1986-1988, he was an executive vice president and
                                                          director of mutual funds, insurance and trust
                                                          services of Shearson Lehman Brothers Inc.
Morton L. Janklow; 66                    Trustee         Mr. Janklow is senior partner of Janklow & Nesbit
598 Madison Avenue                                        Associates, an international literary agency
New York, New York                                        representing leading authors in their relation-
10022                                                     ships with publishers and motion picture, tele-
                                                          vision and multi-media companies, and of counsel
                                                          to the law firm of Janklow, Newborn & Ashley. Mr.
                                                          Janklow is also a director of Marvel
                                                          Entertainment Group Inc., a leading youth en-
                                                          tertainment company.
J. Richard Sipes**; 49                   Trustee         Mr. Sipes is director of Products and Trading in
1200 Harbor Boulevard                                     Private Client Group for PaineWebber. Mr. Sipes
Weehawken, New Jersey                                     is also a director of PW Trust Co., PaineWebber
07087                                                     Futures Management Corp., PaineWebber Properties
                                                          Inc., Puerto Rico Investors Tax-Free Fund and
                                                          Puerto Rico Investors Tax-Free Fund II.
William D. White; 61                     Trustee         Mr. White is retired. From February 1989 through
P.O. Box 199                                              March 1994, he was president of the National
Upper Black Eddy, PA                                      League of Professional Baseball Clubs. Prior to
                                                          1989, he was a television sportscaster for
                                                          WPIX-TV, New York. Mr. White is also a director
                                                          or trustee of nine other investment companies for
                                                          which PaineWebber or Mitchell Hutchins serves as
                                                          investment adviser.
M. Cabell Woodward, Jr.; 67              Trustee         Mr. Woodward is retired. From July 1985 until his
                                                          retirement in February 1993, Mr. Woodward was
                                                          vice chairman and chief financial officer of ITT
                                                          Corporation. Mr. Woodward is also a director of
                                                          Melville Corporation and Black & Decker
                                                          Corporation.

                                                                        BUSINESS EXPERIENCE;
     NAME/AGE AND ADDRESS*         POSITION WITH TRUST                  OTHER DIRECTORSHIPS
--------------------------------  ---------------------  --------------------------------------------------
Teresa M. Boyle; 37                  Vice President      Ms. Boyle is a first vice president and manag-
                                                          er--advisory administration of Mitchell Hutchins.
                                                          Prior to November 1993, she was compliance
                                                          manager of Hyperion Capital Management, Inc., an
                                                          investment advisory firm. Prior to April 1993,
                                                          Ms. Boyle was a vice president and manager--legal
                                                          administration of Mitchell Hutchins. Ms. Boyle is
                                                          also a vice president of 30 other investment
                                                          companies for which Mitchell Hutchins or
                                                          PaineWebber serves as investment adviser.
Joan L. Cohen; 32                  Vice President and    Ms. Cohen is a vice president and attorney of
                                   Assistant Secretary    Mitchell Hutchins. Prior to December 1993, she
                                                          was an associate at the law firm of Seward &
                                                          Kissel.
C. William Maher; 35               Vice President and    Mr. Maher is a first vice president and a senior
                                   Assistant Treasurer    manager of the mutual funds finance division of
                                                          Mitchell Hutchins. Mr. Maher is also a vice
                                                          president and assistant treasurer of 30 other
                                                          investment companies for which Mitchell Hutchins
                                                          or PaineWebber serves as investment adviser.
Ann E. Moran; 39                   Vice President and    Ms. Moran is a vice president of Mitchell Hutch-
                                   Assistant Treasurer    ins. Ms. Moran is also a vice president and
                                                          assistant treasurer of 30 other investment
                                                          companies for which Mitchell Hutchins or
                                                          PaineWebber serves as investment adviser.
Emil Polito; 36                      Vice President      Mr. Polito is a senior vice president and director
                                                          of operations and control for Mitchell Hutchins.
                                                          From March 1991 to September 1993, he was
                                                          director of the Mutual Funds Sales Support and
                                                          Service Center for Mitchell Hutchins and
                                                          PaineWebber. Mr. Polito is also senior vice
                                                          president of 30 investment companies, for which
                                                          Mitchell Hutchins or PaineWebber serves as
                                                          investment adviser.
Victoria E. Schonfeld; 45            Vice President      Ms. Schonfeld is a managing director and general
                                                          counsel of Mitchell Hutchins. Prior to May 1994,
                                                          she was a partner in the law firm of Arnold &
                                                          Porter. Ms. Schonfeld is also a vice president of
                                                          30 other investment companies for which Mitchell
                                                          Hutchins or PaineWebber serves as investment
                                                          adviser.

                                                                        BUSINESS EXPERIENCE;
     NAME/AGE AND ADDRESS*         POSITION WITH TRUST                  OTHER DIRECTORSHIPS
--------------------------------  ---------------------  --------------------------------------------------
Paul H. Schubert; 33               Vice President and    Mr. Schubert is a first vice president and a
                                   Assistant Treasurer    senior manager of the mutual fund finance
                                                          division of Mitchell Hutchins. From August 1992
                                                          to August 1994, he was a vice president at
                                                          BlackRock Financial Management, L.P. Prior to
                                                          August 1992, he was an audit manager with Ernst &
                                                          Young LLP. Mr. Schubert is also a vice president
                                                          and assistant treasurer of 30 other investment
                                                          companies for which Mitchell Hutchins or
                                                          PaineWebber serves as investment adviser.
Julian F. Sluyters; 36             Vice President and    Mr. Sluyters is a senior vice president and the
                                        Treasurer         director of the mutual fund finance division of
                                                          Mitchell Hutchins. Prior to 1991, he was an audit
                                                          senior manager with Ernst & Young LLP. Mr.
                                                          Sluyters is also a vice president and treasurer
                                                          of 30 other investment companies for which
                                                          Mitchell Hutchins or PaineWebber serves as
                                                          investment adviser.
Gregory K. Todd; 39                Vice President and    Mr. Todd is a first vice president and senior
                                        Secretary         associate general counsel of Mitchell Hutchins.
                                                          Prior to 1993, he was a partner in the law firm
                                                          of Shereff, Friedman, Hoffman & Goodman.

------------------------
 * Unless otherwise indicated, the business address of each listed person is 1285 Avenue of the Americas, New York, New York 10019.

** Messrs. Bewkes, Bursey, Sipes and Mrs. Alexander are "interested persons" of the Trust as defined in the 1940 Act by virtue of their positions with PaineWebber, PW Group and/or Mitchell Hutchins.

    The Trust pays trustees who are not "interested persons" of the Trust $35,000 annually and $5,000 per meeting of the board or any committee thereof. Trustees are reimbursed for any expenses incurred in attending meetings. Trustees of the Trust who are "interested persons" of the Trust as defined in the 1940 Act receive no compensation from the Trust. Trustees and officers of the Trust own in the aggregate less than 1% of the shares of each Portfolio. Because Mitchell Hutchins, the Advisers and PaineWebber perform substantially all of the services necessary for the operation of the Trust and the Portfolios, the Trust requires no employees. No officer, director or employee of Mitchell Hutchins, an Adviser or PaineWebber presently receives any compensation from the Trust for acting as a trustee or officer. The table below includes certain information relating to the compensation of the Trust's trustees.

                               COMPENSATION TABLE

                                                                                                      TOTAL
                                                                                                   COMPENSATION
                                                                                    AGGREGATE    FROM THE TRUST**
                                                                                  COMPENSATION       AND THE
                                                                                    FROM THE     PAINEWEBBER FUND
                            NAME OF PERSON, POSITION                                 TRUST*          COMPLEX+
--------------------------------------------------------------------------------  -------------  ----------------
David J. Beaubien, Trustee......................................................    $  32,500      $    116,800
William W. Hewitt, Trustee......................................................    $  32,500      $    116,800
Morton L. Janklow, Trustee......................................................    $  32,500      $      5,000
William D. White, Trustee.......................................................    $  32,500      $     33,125
M. Cabell Woodward, Jr., Trustee................................................    $  13,750      $   -0-
Robert Douglass, former Trustee.................................................    $  13,750      $   -0-

------------------------
Only independent members of the board of trustees are compensated by the Trust and identified above; trustees who are "interested persons", as defined in the 1940 Act, do not receive compensation.

 * Represents fees paid to each trustee during the fiscal year ended July 31, 1996.

** During the fiscal year ended July 31, 1996, Mitchell Hutchins waived a portion of its management fee and subsidized certain operating expenses, including the payment of trustees' fees, with respect to each Portfolio in order to lower the overall expenses of each Portfolio to certain designated levels.


 + Represents total compensation paid to each trustee during the calendar year ended December 31, 1995; no fund within the complex has a bonus, pension, profit sharing or retirement plan.


         INVESTMENT MANAGEMENT, ADVISORY AND DISTRIBUTION ARRANGEMENTS

    INVESTMENT MANAGEMENT ARRANGEMENTS. Mitchell Hutchins acts as the investment manager to the Trust pursuant to an Investment Management and Administration Agreement with the Trust ("Management Agreement") dated as of June 15, 1995. Pursuant to the Management Agreement with the Trust, Mitchell Hutchins, subject to the supervision of the Trust's board of trustees and in conformity with the stated policies of the Trust, manages both the investment operations of the Trust and the composition of the Trust's Portfolios, including the purchase, retention, disposition and lending of securities. Mitchell Hutchins is authorized to enter into advisory agreements for investment advisory services ("Advisory Agreement") in connection with the management of the Trust and the Portfolios. Mitchell Hutchins will have responsibility for monitoring the investment advisory services furnished pursuant to any such Advisory Agreements. Mitchell Hutchins reviews the performance of all Advisers and makes recommendations to the trustees of the Trust with respect to the retention and renewal of Advisory Agreements. In connection therewith, Mitchell Hutchins is obligated to keep certain books and records of the Trust. Mitchell Hutchins also administers the Trust's business affairs and, in connection therewith, furnishes the Trust with office facilities, together with those ordinary clerical and bookkeeping services which are not being furnished by the Trust's custodian and the Transfer Agent, the Trust's transfer and dividend disbursing agent. The management services of Mitchell Hutchins for the Trust are not exclusive under the terms of the Management Agreement, and Mitchell Hutchins is free to, and does, render management services to others.

    In connection with its management of the business affairs of the Trust, Mitchell Hutchins bears the following expenses:

    (1)the salaries and expenses of all of its and the Trust's personnel except the fees and expenses of trustees who are not affiliated persons of
Mitchell Hutchins or the Trust's Advisers;

    (2)all expenses incurred, by Mitchell Hutchins or by the Trust in connection with managing the ordinary course of the Trust's business, other than those assumed by the Trust as described below; and

    (3)the fees payable to each Adviser pursuant to the Advisory Agreements between Mitchell Hutchins and each Adviser.

    Under the terms of the Management Agreement, each Portfolio bears all expenses incurred in its operation that are not specifically assumed by Mitchell Hutchins or the Portfolio's Adviser. General expenses of the Trust not readily identifiable as belonging to a Portfolio or to the Trust's other Portfolios are allocated among series by or under the direction of the board of trustees in such manner as the board deems to be fair and equitable. Expenses borne by each Portfolio include the following (or a Portfolio's share of the following): (1) the cost (including brokerage commissions) of securities purchased or sold by a Portfolio and any losses incurred in connection therewith, (2) fees payable to and expenses incurred on behalf of a Portfolio by Mitchell Hutchins, (3) organizational expenses, (4) filing fees and expenses relating to the registration and qualification of a Portfolio's shares and the Trust under federal and state securities laws and maintenance of such registrations and qualifications, (5) fees and salaries payable to trustees who are not interested persons (as defined in the 1940 Act) of the Trust, Mitchell Hutchins or the Adviser, (6) all expenses incurred in connection with trustees' services, including travel expenses, (7) taxes (including any income or franchise taxes) and governmental fees, (8) costs of any liability, uncollectible items of deposit and other insurance or fidelity bonds, (9) any costs, expenses or losses arising out of a liability of or claim for damages or other relief asserted against the Trust or a Portfolio for violation of any law, (10) legal, accounting and auditing expenses, including legal fees of special counsel for the independent trustees, (11) charges of custodians, transfer agents and other agents, (12) costs of preparing share certificates, (13) expenses of setting in type and printing prospectuses and supplements thereto, statements of additional information and supplements thereto, reports and proxy materials for existing shareholders, and costs of mailing such materials to existing shareholders, (14) any extraordinary expenses (including fees and disbursements of counsel) incurred by the Trust or a Portfolio, (15) fees, voluntary assessments and other expenses incurred in connection with membership in investment company organizations, (16) costs of mailing and tabulating proxies and costs of meetings of shareholders, the board and any committees thereof, (17) the cost of investment company literature and other publications provided to trustees and officers and (18) costs of mailing, stationery and communications equipment.

    Under the Management Agreement, Mitchell Hutchins will not be liable for any error or judgment or mistake of law or for any loss suffered by a Portfolio in connection with the performance of the contract, except a loss resulting from willful misfeasance, bad faith or gross negligence on the part of Mitchell Hutchins in the performance of its duties or from reckless disregard of its duties and obligations thereunder. The Management Agreement terminates automatically upon its assignment and is terminable at any time without penalty by the Trust's board of trustees or by vote of the holders of a majority of a Portfolio's outstanding voting securities, on 60 days' written notice to Mitchell Hutchins or by Mitchell Hutchins on 60 days' written notice to the Portfolio.

    The following table shows the approximate net assets as of August 31, 1996, sorted by category of investment objective, of the investment companies as to which Mitchell Hutchins serves as adviser or sub-adviser. An investment company may fall into more than one of the categories below.

INVESTMENT CATEGORY
------------------------------------------------------------------------------------------------  NET ASSETS
                                                                                                  -----------
                                                                                                    ($MIL)
Domestic (excluding Money Market)...............................................................  $   5,585.3
Global..........................................................................................      2,826.1
Equity/Balanced.................................................................................      3,118.7
Fixed Income (excluding Money Market)...........................................................      5,292.7
  Taxable Fixed Income..........................................................................      3,653.2
  Tax-Free Fixed Income.........................................................................      1,639.5
Money Market Funds..............................................................................     21,656.6

    ADVISORY ARRANGEMENTS. As noted in the Prospectus, subject to the monitoring of the Manager and, ultimately, the trustees, each Adviser manages the securities held by the Portfolio it serves in accordance with the Portfolio's stated investment objectives and policies, makes investment decisions for the Portfolio and places orders to purchase and sell securities on behalf of the Portfolio.

    The Advisory Agreements were approved by the board of trustees including a majority of the Trustees who are not parties to such contract or interested persons of any such parties, on June 15, 1995 and was approved by Mitchell Hutchins, as sole shareholder of the Trust on June 19, 1995. Mitchell Hutchins and Rogge Global Partners plc ("Rogge Global") entered into a new Advisory Agreement on August 28, 1996, which was approved by the Trust's board of trustees at a meeting held on July 24, 1996, including a majority of the Trustees who are not parties to such contract or interested persons of any such parties. The original Advisory Agreement terminated as a result of the acquisition of Rogge Global by United Asset Management Corporation; the terms of the new Advisory Agreement are identical in all material respects to the original Advisory Agreement.

    Each Advisory Agreement provides that it will terminate in the event of its assignment (as defined in the 1940 Act) or upon the termination of the Management Agreement. Each Advisory Agreement may be terminated by the Trust upon not more than 60 days' written notice. Each Advisory Agreement may be terminated by Mitchell Hutchins or the Adviser upon not more than 120 days' written notice. Each Advisory Agreement provides that it will continue in effect for a period of more than two years from its execution only so long as such continuance is specifically approved at least annually in accordance with the requirements of the 1940 Act.

    Under the Advisory Agreements, the Advisers will not be liable for any error or judgment or mistake of law or for any loss suffered by a Portfolio in connection with the performance of the contract, except a loss resulting from willful misfeasance, bad faith, or gross negligence on the part of the Advisers in the performance of their duties or from reckless disregard of their duties and obligations thereunder. Each Adviser has agreed to its fees as described in the Prospectus and which are generally lower than the fees it charges to institutional accounts for which it serves as investment adviser and performs all administrative functions associated with serving in that capacity in recognition of the reduced administrative responsibilities it has undertaken with respect to the Portfolio. By virtue of the management, monitoring and administrative functions performed by Mitchell Hutchins, and the fact that Advisers are not required to make decisions regarding the allocation of assets among the major sectors of the securities markets, each Adviser serves in a subadvisory capacity to the Portfolio. Subject to the monitoring by the Manager and, ultimately, the board of trustees, each Adviser's responsibilities are limited to managing the securities held by the Portfolio it serves in accordance with the Portfolio's stated investment objective and policies, making investment decisions for the Portfolio and placing orders to purchase and sell securities on behalf of the Portfolio.

    The following table shows the advisory and administration fees earned (or accrued) by Mitchell Hutchins, the advisory and administration fees waived by Mitchell Hutchins and the sub-advisory fees paid by Mitchell Hutchins (not the Portfolio) to each Adviser for the period August 24, 1995 (commencement of operations) through July 31, 1996.


                                                                                              ADVISORY FEES PAID
                                                                           ADVISORY FEES              BY
                                                  ADVISORY FEES EARNED        WAIVED          MITCHELL HUTCHINS
                                                    (OR ACCRUED) BY         BY MITCHELL      (NOT THE PORTFOLIO)
PORTFOLIO                                          MITCHELL HUTCHINS         HUTCHINS             TO ADVISER
------------------------------------------------  --------------------  -------------------  --------------------
PACE Money Market Investments...................      $     19,992          $    19,992          $        N/A
PACE Government Securities Fixed Income
 Investments....................................           218,140               92,619                77,907
PACE Intermediate Fixed Income Investments......           138,291               82,160                46,071
PACE Strategic Fixed Income Investments.........           154,381              106,919                55,109
PACE Municipal Fixed Income Investments.........            57,596               57,596                19,188
PACE Global Fixed Income Investments............           177,669              138,050                75,569
PACE Large Company Value Equity Investments.....           350,054              170,745               131,205
PACE Large Company Growth Equity Investments....           285,409              115,140               107,028
PACE Small/Medium Company Value Equity
 Investments....................................           302,383              179,172               113,332
PACE Small/Medium Company Growth Equity
 Investments....................................           325,385              109,433               122,019
PACE International Equity Investments...........           190,817               54,634                84,808
PACE International Emerging Markets Equity
 Investments....................................           151,151              109,656                68,672


    DISTRIBUTION ARRANGEMENTS. Mitchell Hutchins acts as the distributor of the shares of each Portfolio under a distribution contract with the Trust dated as of June 15, 1995 ("Distribution Contract") that requires Mitchell Hutchins to use its best efforts, consistent with its other businesses, to sell shares of the Portfolios. Shares of the Portfolios are offered continuously. Under a dealer agreement between Mitchell Hutchins and PaineWebber dated as of June 15, 1995 ("Dealer Agreement"), PaineWebber sells the Portfolios' shares.

                             PORTFOLIO TRANSACTIONS

    Decisions to buy and sell securities for a Portfolio other than PACE MONEY MARKET INVESTMENTS are made by the Adviser, subject to the overall review of the Manager and the board of trustees. Decisions to buy and sell securities for PACE MONEY MARKET INVESTMENTS are made by Mitchell Hutchins, subject to the overall review of the board of trustees. Although investment decisions for the Portfolios are made independently from those of the other accounts managed by the Adviser or Mitchell Hutchins, as applicable, investments of the type that the Portfolio may make also may be made by those other accounts. When a Portfolio and one or more other accounts managed by the Adviser or Mitchell Hutchins, as applicable, are prepared to invest in, or desire to dispose of, the same security, available investments or opportunities for sales will be allocated in a manner believed by the Adviser or Mitchell Hutchins, as applicable, to be equitable to each. In some cases, this procedure may adversely affect the price paid or received by a Portfolio or the size of the position obtained or disposed of by a Portfolio.

    Transactions on U.S. stock exchanges and some foreign stock exchanges involve the payment of negotiated brokerage commissions. On exchanges on which commissions are negotiated, the cost of transactions may vary among different brokers. On most foreign exchanges, commissions are generally fixed. No stated commission is generally applicable to securities traded in U.S. OTC markets, but the prices of those securities include undisclosed commissions or mark-ups. The cost of securities purchased from underwriters include an underwriting commission or concession and the prices at which securities are purchased from and sold to dealers include a dealer's mark-up or mark-down. U.S. government securities generally are purchased from underwriters or dealers, although certain newly-issued U.S. government securities may be purchased directly from the U.S. Treasury or from the issuing agency or instrumentality.

    For the period August 24, 1995 (commencement of operations) through July 31, 1996, the Portfolios paid the brokerage commissions set forth below:


PORTFOLIO                                                                         TOTAL BROKERAGE COMMISSIONS
--------------------------------------------------------------------------------  ---------------------------
PACE Money Market Investments...................................................          $    0
PACE Government Securities Fixed Income Investments.............................               0
PACE Intermediate Fixed Income Investments......................................               0
PACE Strategic Fixed Income Investments.........................................               0
PACE Municipal Fixed Income Investments.........................................               0
PACE Global Fixed Income Investments............................................               0
PACE Large Company Value Equity Investments.....................................               96,437
PACE Large Company Growth Equity Investments....................................               53,077
PACE Small/Medium Company Value Equity Investments..............................              307,395
PACE Small/Medium Company Growth Equity Investments.............................              100,645
PACE International Equity Investments...........................................              192,164
PACE International Emerging Markets Equity Investments..........................              136,615


    In selecting brokers or dealers to execute securities transactions on behalf of a Portfolio, its Adviser or Mitchell Hutchins, as applicable, seeks the best overall terms available. In assessing the best overall terms available for any transactions, the Adviser or Mitchell Hutchins, as applicable, will consider the factors it deems relevant, including the breadth of the market in the security, the price of the security, the financial condition and execution capability of the broker or dealer and the amount of the commission, if any, for the specific transaction and on a continuing basis. In addition, each Advisory Agreement between the Trust and an Adviser authorizes the Adviser, in selecting brokers or dealers to execute a particular transaction, and in evaluating the best overall terms available, to consider the brokerage and research services (as those terms are defined in Section 28(e) of the Securities Exchange Act of 1934) provided to the Portfolio and/or other accounts over which the Adviser or its affiliates exercise investment discretion. The fees under the Management Agreement and the Advisory Agreements, respectively, are not reduced by reason of a Portfolio's Adviser receiving brokerage and research services. The board of trustees of the Trust will periodically review the commissions paid by a Portfolio to determine if the commissions paid over representative periods of time were reasonable in relation to the benefits inuring to the Portfolio. OTC purchases and sales by a Portfolio are transacted directly with principal market makers except in those cases in which better prices and executions may be obtained elsewhere.

    For the period August 24, 1995 (commencement of operations) through July 31, 1996, the Portfolios directed portfolio transactions to brokers chosen because they provide research and analysis, for which the Portfolios paid the brokerage commissions indicated below:

                                                                           AMOUNT OF
                                                                            PORFOLIO            BROKERAGE
PORTFOLIO                                                                 TRANSACTIONS      COMMISSIONS PAID
--------------------------------------------------------------------  --------------------  -----------------
PACE Money Market Investments.......................................     $     0                $   0
PACE Government Securities Fixed Income Investments.................           0                    0
PACE Intermediate Fixed Income Investments..........................           0                    0
PACE Strategic Fixed Income Investments.............................           0                    0
PACE Municipal Fixed Income Investments.............................           0                    0
PACE Global Fixed Income Investments................................           0                    0
PACE Large Company Value Equity Investments.........................         93,279,524            90,203
PACE Large Company Growth Equity Investments........................          3,967,720             5,904
PACE Small/Medium Company Value Equity Investments..................          4,695,962            21,746
PACE Small/Medium Company Growth Equity Investments.................           0                    0
PACE International Equity Investments...............................           0                    0
PACE International Emerging Markets Equity Investments..............           0                    0

    To the extent consistent with applicable provisions of the 1940 Act and the rules and exemptions adopted by the SEC under the 1940 Act, the board of trustees has determined that transactions for a Portfolio may be executed through PaineWebber and other affiliated broker-dealers if, in the judgment of the Adviser, the use of an affiliated broker-dealer is likely to result in price and execution at least as favorable as those of other qualified broker-dealers, and if, in the transaction, the affiliated broker-dealer charges the Portfolio a fair and reasonable rate.

    For the period August 24, 1995 (commencement of operations) through July 31, 1996, the Portfolios paid to PaineWebber the brokerage commissions set forth below:


                                                                                           PERCENTAGE OF
                                                                     PERCENTAGE OF        AGGREGATE DOLLAR
                                                                         TOTAL         AMOUNT OF TRANSACTIONS
                                           BROKERAGE COMMISSIONS    COMMISSIONS PAID   INCLUDING THE PAYMENT
PORTFOLIO                                      TO PAINEWEBBER         BY PORTFOLIO         OF COMMISSIONS
-----------------------------------------  ----------------------  ------------------  ----------------------
PACE Money Market Investments............        $        0                     0%                    0%
PACE Government Securities Fixed Income
 Investments.............................                 0                     0                     0
PACE Intermediate Fixed Income
 Investments.............................                 0                     0                     0
PACE Strategic Fixed Income
 Investments.............................                 0                     0                     0
PACE Municipal Fixed Income
 Investments.............................                 0                     0                     0
PACE Global Fixed Income Investments.....                 0                     0                     0
PACE Large Company Value Equity
 Investments.............................                 0                     0                     0
PACE Large Company Growth Equity
 Investments.............................             1,026                  1.90                  0.45

                                                                                           PERCENTAGE OF
                                                                     PERCENTAGE OF        AGGREGATE DOLLAR
                                                                         TOTAL         AMOUNT OF TRANSACTIONS
                                           BROKERAGE COMMISSIONS    COMMISSIONS PAID   INCLUDING THE PAYMENT
PORTFOLIO                                      TO PAINEWEBBER         BY PORTFOLIO         OF COMMISSIONS
-----------------------------------------  ----------------------  ------------------  ----------------------
PACE Small/Medium Company Value Equity
 Investments.............................        $        0                     0%                    0%
PACE Small/Medium Company Growth Equity
 Investments.............................               660                  0.65                  1.41
PACE International Equity Investments....                 0                     0                     0
PACE International Emerging Markets
 Equity Investments......................                 0                     0                     0


    No Portfolio will purchase any security, including U.S. government securities or municipal securities, during the existence of any underwriting or selling group relating thereto of which PaineWebber is a member, except to the extent permitted by the SEC.


    Transactions in futures contracts are executed through futures commission merchants ("FCMs") who receive brokerage commissions for their services. The Portfolios' procedures in selecting FCMs to execute transactions in futures contracts, including procedures permitting the use of an affiliated FCM, including PaineWebber and its affiliates, are similar to those in effect with respect to brokerage transactions in securities. For the period August 24, 1995 (commencement of operations) through July 31, 1996, PACE GOVERNMENT SECURITIES FIXED INCOME INVESTMENTS and PACE STRATEGIC FIXED INCOME INVESTMENTS paid $644 and $914, respectively, in commissions to FCMs. During the same period, with respect to the other Portfolios, no commissions were paid to FCMs.


    Research services furnished by dealers or brokers with or through which a Portfolio effects securities transactions may be used by Mitchell Hutchins or an Adviser in advising other funds or accounts and, conversely, research services furnished to Mitchell Hutchins or an Adviser by dealers or brokers in connection with other funds or accounts Mitchell Hutchins or an Adviser advises may be used by Mitchell Hutchins or an Adviser in advising the Portfolios over which Mitchell Hutchins or the Adviser has investment discretion. Information and research received from such brokers or dealers will be in addition to, and not in lieu of, the services required to be performed by Mitchell Hutchins or the Advisers under the Management Agreement and Advisory Agreements.

PORTFOLIO TURNOVER

    PACE MONEY MARKET INVESTMENTS may attempt to increase yields by trading to take advantage of short-term market variations, which results in high portfolio turnover. Because purchases and sales of money market instruments are usually effected as principal transactions, this policy does not result in high brokerage commissions to the Portfolio. The other Portfolios do not intend to seek profits through short-term trading. Nevertheless, the Portfolios will not consider portfolio turnover rate a limiting factor in making investment decisions.

    A Portfolio's turnover rate is calculated by dividing the lesser of purchases or sales of its portfolio securities for the year by the monthly average value of the portfolio securities. Securities or options with remaining maturities of one year or less on the date of acquisition are excluded from the calculation. Under certain market conditions, a Portfolio authorized to engage in transactions in options may experience increased portfolio turnover as a result of its investment strategies. For instance, the exercise of a substantial number of options written by a Portfolio (due to appreciation of the underlying security in the case of call options or depreciation of the underlying security in the case of put options) could result in a turnover rate in excess of 100%. A portfolio turnover rate of 100% would occur if all of a Portfolio's securities that are included in the computation of turnover were replaced once during a period of one year.

    Certain other practices that may be employed by a Portfolio also could result in high portfolio turnover. For example, portfolio securities may be sold in anticipation of a rise in interest rates (market decline) or purchased in anticipation of a decline in interest rates (market rise) and later sold. In addition, a security may be sold and another comparable quality purchased at approximately the same time to take advantage of what an Adviser believes to be a temporary disparity in the normal yield relationship between the two securities. These yield disparities may occur for reasons not directly related to the investment quality of particular issues or the general movement of interest rates, such as changes in the overall demand for, or supply of, various types of securities.

    Portfolio turnover rates may vary greatly from year to year as well as within a particular year and may be affected by cash requirements for redemptions of a Portfolio's shares as well as by requirements that enable the Portfolio to receive favorable tax treatment.

    The following table sets forth the portfolio turnover rates for each Portfolio for the period August 24, 1995 (commencement of operations) through July 31, 1996.

PORTFOLIO                                                                               PORTFOLIO TURNOVER RATES
-------------------------------------------------------------------------------------  --------------------------
PACE Money Market Investments........................................................                  0%
PACE Government Securities Fixed Income Investments..................................                978%
PACE Intermediate Fixed Income Investments...........................................                 36%
PACE Strategic Fixed Income Investments..............................................                166%
PACE Municipal Fixed Income Investments..............................................                 78%
PACE Global Fixed Income Investments.................................................                197%
PACE Large Company Value Equity Investments..........................................                 38%
PACE Large Company Growth Equity Investments.........................................                 65%
PACE Small/Medium Company Value Equity Investments...................................                 30%
PACE Small/Medium Company Growth Equity Investments..................................                115%
PACE International Equity Investments................................................                 25%
PACE International Emerging Markets Equity Investments...............................                 22%


    The high portfolio turnover rates for PACE GOVERNMENT SECURITIES FIXED INCOME INVESTMENTS and PACE STRATEGIC FIXED INCOME INVESTMENTS are attributed primarily to the Portfolios' use of mortgage dollar rolls. Mortgage dollar rolls involve the simultaneous sale and repurchase of specific mortgage-backed securities. These transactions, if executed at attractive levels, allow the Portfolios to invest the realized proceeds in higher-yielding short-term securities. Such opportunities occurred repeatedly throughout the fiscal period ended July 31, 1996, resulting in the Portfolios' high portfolio turnover rates. The high portfolio turnover rate for PACE SMALL/MEDIUM COMPANY GROWTH EQUITY INVESTMENTS is attributed primarily to the continued cash inflows since inception, as well as greater than average Nasdaq volatility. The high portfolio turnover rate for PACE GLOBAL FIXED INCOME INVESTMENTS is attributed primarily to the buying and selling of fixed income securities, in conjunction with the execution of the Portfolio's currency hedging strategies.

                 ADDITIONAL EXCHANGE AND REDEMPTION INFORMATION

    As discussed in the Prospectus, shares of each Portfolio may be exchanged without payment of any exchange fee for shares of another Portfolio at their respective net asset values. Portfolio shares, however, are not exchangeable with shares of other PaineWebber mutual funds. Shareholders will receive at least 60 days' notice of any termination or material modification of the exchange offer, except no notice need be given if, under extraordinary circumstances, either redemptions are suspended under the circumstances described below or a Portfolio temporarily delays or ceases the sales of its shares because it is unable to invest amounts effectively in accordance with the Portfolio's investment objectives, policies and restrictions.

    If conditions exist that make cash payments undesirable, each Portfolio reserves the right to honor any request for redemption by making payment in whole or in part in securities chosen by the Portfolio and valued in the same way as they would be valued for purposes of computing the Portfolio's net asset value. If payment is made in securities, a shareholder may incur brokerage expenses in converting these securities into cash. The Trust has elected, however, to be governed by Rule 18f-1 under the 1940 Act, under which a Portfolio is obligated to redeem shares solely in cash up to the lesser of $250,000 or 1% of the net asset value of the Portfolio during any 90-day period for one shareholder. This election is irrevocable unless the SEC permits its withdrawal. A Portfolio may suspend redemption privileges or postpone the date of payment during any period (1) when the NYSE is closed or trading on the NYSE is restricted as determined by the SEC, (2) when an emergency exists, as defined by the SEC, that makes it not reasonably practicable for the Portfolio to dispose of securities owned by it or fairly to determine the value of its assets or (3) as the SEC may otherwise permit. The redemption price may be more or less than the shareholder's cost, depending on the market value of a Portfolio's portfolio at the time.

                              VALUATION OF SHARES

    Each Portfolio determines its net asset value per share as of the close of regular trading (currently 4:00 p.m., eastern time) on the NYSE on each Monday through Friday when the NYSE is open. Currently, the NYSE is closed on the observance of the following holidays: New Year's Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day.

    Securities that are listed on U.S. and foreign stock exchanges are valued at the last sale price on the day the securities are being valued or, lacking any sales on such day, at the last available bid price. In cases where securities are traded on more than one exchange, the securities are generally valued on the exchange considered by Mitchell Hutchins as the primary market. Securities traded in the OTC market and listed on the The Nasdaq Stock Market, Inc. ("Nasdaq") are valued at the last available sale price on Nasdaq at 4:00 p.m., eastern time; other OTC securities are valued at the last bid price available prior to valuation. Securities and assets for which market quotations are not readily available are valued at fair value as determined in good faith by or under the direction of the Trust's board of trustees. It should be recognized that judgment often plays a greater role in valuing non-investment grade debt securities than is the case with respect to securities for which a broader range of dealer quotations and last-sale information is available. All investments quoted in foreign currency are valued daily in U.S. dollars on the basis of the foreign currency exchange rate prevailing at the time such valuation is determined by the Portfolios' custodian. The amortized cost method of valuation generally is used to value debt obligations with 60 days or less remaining until maturity, unless the board of trustees determines that this does not represent fair value.

    Foreign currency exchange rates are generally determined prior to the close of trading on the NYSE. Occasionally events affecting the value of foreign investments and such exchange rates occur between the time at which they are determined and the close of trading on the NYSE, which events will not be reflected in a computation of a Portfolio's net asset value on that day. If events materially affecting the value of such investments or currency exchange rates occur during such time period, the investments will be valued at their fair value as determined in good faith by or under the direction of the Trust's board of trustees. The foreign currency exchange transaction of a Portfolio conducted on a spot (that is, cash) basis are valued at the spot rate for purchasing or selling currency prevailing on the foreign exchange market. This rate under normal market conditions differs from the prevailing exchange rate in an amount generally less than one-tenth of one percent due to the costs of converting from one currency to another.

    PACE MONEY MARKET INVESTMENTS values its portfolio securities in accordance with the amortized cost method of valuation under Rule 2a-7 (the "Rule") under the 1940 Act. To use amortized cost to value its portfolio securities, the Portfolio must adhere to certain conditions under the Rule relating to the Portfolio's investments, some of which are discussed in the Prospectus. Amortized cost is an approximation of market value of an instrument, whereby the difference between its acquisition cost and value at maturity is amortized on a straight-line basis over the remaining life of the instrument. The effect of changes in the market value of a security as a result of fluctuating interest rates is not taken into account and thus the amortized cost method of valuation may result in the value of a security being higher or lower than its actual market value. In the event that a large number of redemptions take place at a time when interest rates have increased, the Portfolio might have to sell portfolio securities prior to maturity and at a price that might not be desirable.

    The board of trustees of the Trust has established procedures ("Procedures") for the purpose of maintaining a constant net asset value of $1.00 per share for PACE MONEY MARKET INVESTMENTS, which include a review of the extent of any deviation of net asset value per share, based on available market quotations, from the $1.00 amortized cost per share. Should that deviation exceed 1/2 of 1% for any Portfolio, the board of trustees will promptly consider whether any action should be initiated to eliminate or reduce material dilution or other unfair results to shareholders. Such action may include redeeming shares in kind, selling portfolio securities prior to maturity, reducing or withholding dividends and utilizing a net asset value per share as determined by using available market quotations. PACE MONEY MARKET INVESTMENTS will maintain a dollar-weighted average portfolio maturity of 90 days or less and will not purchase any instrument with a remaining maturity greater than 13 months (as calculated under the Rule), will limit portfolio investments, including repurchase agreements, to those U.S. dollar-denominated instruments that are of eligible quality under the Rule and that the Portfolio's Adviser, acting pursuant to the Procedures, determine present minimal credit risks, and will comply with certain reporting and recordkeeping procedures. There is no assurance that a constant net asset value per share will be maintained. In the event amortized cost ceases to represent fair value per share, the board will take appropriate action.

    In determining the approximate market value of portfolio investments, each Portfolio may employ outside organizations, which may use a matrix or formula method that takes into consideration market indices, matrices, yield curves and other specific adjustments. This may result in the securities being valued at a price different from the price that would have been determined had the matrix or formula method not been used. All cash, receivables and current payables are carried at their face value. Other assets, if any, are valued at fair value as determined in good faith by or under the direction of the board of trustees.

                            PERFORMANCE INFORMATION

    Each Portfolio's performance data quoted in advertising and other promotional materials ("Performance Advertisements") represent past performance and are not intended to indicate future performance. The investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.

    TOTAL RETURN CALCULATIONS. Average annual total return quotes ("Standardized Return") used in a Portfolio's Performance Advertisements are calculated according to the following formula:

    P(1 + T)n   =          ERV
where:    P     =          a hypothetical initial payment of $1,000 to purchase shares of a
                           Portfolio
         T      =          average annual total return of shares of that Portfolio
         n      =          number of years
         ERV    =          ending redeemable value of a hypothetical $1,000 payment made at the beginning of that period.

    Under the foregoing formula, the time periods used in Performance Advertisements will be based on rolling calendar quarters, updated to the last day of the most recent quarter prior to submission of the Performance Advertisements for publication. Total return, or "T" in the formula above, is computed by finding the average annual change in the value of an initial $1,000 investment over the period. All dividends and other distributions are assumed to have been reinvested at net asset value.

    Each Portfolio also may refer in Performance Advertisements to total return performance data that are not calculated according to the formula set forth above ("Non-Standardized Return"). A Portfolio calculates Non-Standardized Return for specified periods of time by assuming an investment of $1,000 in Portfolio shares and assuming the reinvestment of all dividends and other distributions. The rate of return is determined by subtracting the initial value of the investment from the ending value and by dividing the remainder by the initial value.

    YIELD. Yields used in a Portfolio's Performance Advertisements, except for those given for PACE MONEY MARKET INVESTMENTS, are calculated by dividing the Portfolio's interest and dividend income attributable to the Portfolio's shares for a 30-day period ("Period"), net of expenses attributable to such Portfolio, by the average number of shares of such Portfolio entitled to receive dividends during the Period and expressing the result as an annualized percentage (assuming semi-annual compounding) of the net asset value per share at the end of the Period. Yield quotations are calculated according to the following formula:

    YIELD = 2[( a - b + 1)(6) - 1]
-----
                 cd

                                 interest and other income earned during the period attributable to a
where:     a          =          Portfolio
                                 expenses accrued for the Period attributable to a Portfolio (net of
           b          =          reimbursements)
                                 the average daily number of shares of a Portfolio outstanding during the
           c          =          period that were entitled to receive dividends
           d          =          the net asset value per share on the last day of the Period

    Except as noted below, in determining interest and dividend income earned during the Period (a variable in the above formula), a Portfolio calculates interest earned on each debt obligation held by it during the Period by (1) computing the obligation's yield to maturity, based on the market value of the obligation (including actual accrued interest) on the last Business Day of the Period or, if the obligation was purchased during the Period, the purchase price plus accrued interest and (2) dividing the yield to maturity by 360, and multiplying the resulting quotient by the market value of the obligation (including actual accrued interest) to determine the interest income on the obligation for each day of the subsequent period that the obligation is in the portfolio. Once interest earned is calculated in this fashion for each debt obligation held by the Portfolio, interest earned during the Period is then determined by totalling the interest earned on all debt obligations. For purposes of these calculations, the maturity of an obligation with one or more call provisions is assumed to be the next date on which the obligation reasonably can be expected to be called or, if none, the maturity date.

    Tax exempt-yield for PACE MUNICIPAL FIXED INCOME INVESTMENTS is calculated according to the same formula except the variable "a" equals interest exempt from federal income tax earned during the Period. This tax-exempt yield may then be translated into tax-equivalent yield according to the following formula:

----TAX EQUIVALENT YIELD = (  e  ) + t
                             1-p

E          =          tax-exempt yield of the Portfolio
p          =          stated income tax rate
t          =          taxable yield of the Portfolio

    The tax-equivalent yield of PACE MUNICIPAL FIXED INCOME INVESTMENTS assumes a 39.6% effective federal tax rate.

    PACE MONEY MARKET INVESTMENTS computes its yield and effective yield quotations using standardized methods required by the SEC. The Portfolio from time to time advertises (1) its current yield based on a recently ended seven-day period, computed by determining the net change, exclusive of capital changes, in the value of a hypothetical pre-existing account having a balance of one share at the beginning of the period, subtracting a hypothetical charge reflecting deductions from that shareholder account, dividing the difference by the value of the account at the beginning of the base period to obtain the base period return, and then multiplying the base period return by (365/7), with the resulting yield figure carried to at least the nearest hundredth of one percent, and (2) its effective yield based on the same seven-day period by compounding the base period return by adding 1, raising the sum to a power equal to (365/7), and subtracting 1 from the result, according to the following formula:

    EFFECTIVE YIELD = [(BASE PERIOD RETURN + 1)365/7] - 1

    Yield may fluctuate daily and does not provide a basis for determining future yields. Because the yield of each Portfolio fluctuates, it cannot be compared with yields on savings accounts or other investment alternatives that provide an agreed-upon or guaranteed fixed yield for a stated period of time. However, yield information may be useful to an investor considering temporary investments in money market instruments. In comparing the yield of one money market fund to another, consideration should be given to each Portfolio's investment policies, including the types of investments made, the average maturity of the portfolio securities and whether there are any special account charges that may reduce the yield.

    OTHER INFORMATION. In Performance Advertisements, each Portfolio may compare its Standardized Return and/or their Non-Standardized Return with data published by Lipper Analytical Services, Inc. ("Lipper"), CDA Investment Technologies, Inc. ("CDA"), Wiesenberger Investment Companies Services ("Wiesenberger"), Investment Company Data, Inc. ("ICD"), or Morningstar Mutual Funds ("Morningstar") or with the performance of appropriate recognized stock and other indices, including (but not limited to) the Standard & Poor's 500 Composite Stock Price Index, the Dow Jones Industrial Average, the Wilshire 5000 Index, other Wilshire Associates equities indices, Frank Russell Company equity indices, the Morgan Stanley Capital International Perspective Indices, the Salomon Brothers World Government bond indices, the Lehman Brothers Bond indices, Municipal Bond Buyers Indices, 90 day Treasury Bills, 30-year and 10-year U.S.Treasury Bonds and changes in the Consumer Price Index as published by the U.S. Department of Commerce. The Portfolio also may refer in such materials to mutual fund performance rankings and other data, such as comparative asset, expense and fee levels, published by Lipper, CDA, Wiesenberger, ICD or Morningstar. Performance Advertisements also may refer to discussions of a Portfolio and comparative mutual fund data and ratings reported in independent periodicals, including (but not limited to) THE WALL STREET JOURNAL, MONEY Magazine, FORBES, BUSINESS WEEK, FINANCIAL WORLD, BARRON'S, FORTUNE, THE NEW YORK TIMES, THE CHICAGO TRIBUNE, THE WASHINGTON POST and THE KIPLINGER LETTERS. Ratings may include criteria relating to portfolio characteristics in addition to performance information. In connection with a ranking, a Portfolio may also provide additional information with respect to the ranking, such as the particular category to which it relates, the number of funds in the category, the criteria on which the ranking is based, and the effect of sales charges, fee waivers and/or expense reimbursements. Each Portfolio may include discussions or illustrations of the effects of compounding in Performance Advertisements. "Compounding" refers to the fact that, if dividends or other distributions on a Portfolio investment are reinvested by being paid in additional Portfolio shares, any future income or capital appreciation of the Portfolio would increase the value, not only of the original Portfolio investment, but also of the additional Portfolio shares received through reinvestment. As a result, the value of the Portfolio investment would increase more quickly than if dividends or other distributions had been paid in cash.

                                     TAXES

    ALL PORTFOLIOS. Each Portfolio is treated as a separate corporation for federal income tax purposes. In order to qualify for treatment as a regulated investment company ("RIC") under the Internal Revenue Code, each Portfolio must distribute to its shareholders for each taxable year at least 90% of its investment company taxable income (consisting generally of taxable net investment income, net short-term capital gain and, for certain Portfolios, net gains from certain foreign currency transactions) plus, in the case of PACE MUNICIPAL FIXED INCOME INVESTMENTS, its net interest income excludable from gross income under section 103(a) of the Internal Revenue Code ("Distribution Requirement") and must meet several additional requirements. With respect to each Portfolio, these requirements include the following: (1) the Portfolio must derive at least 90% of its gross income each taxable year from dividends, interest, payments with respect to securities loans and gains from the sale or other disposition of securities or foreign currencies, or other income (including gains from options, futures or forward currency contracts) derived with respect to its business of investing in securities or those currencies ("Income Requirement"); (2) the Portfolio must derive less than 30% of its gross income each taxable year from the sale or other disposition of securities, or any of the following, that were held for less than three months--options or futures (other than those on foreign currencies), or foreign currencies (or options, futures or forward contracts thereon) that are not directly related to the Portfolio's principal business of investing in securities (or options and futures with respect to securities) ("Short-Short

Limitation"); (3) at the close of each quarter of the Portfolio's taxable year, at least 50% of the value of its total assets must be represented by cash and cash items, U.S. government securities, securities of other RICs and other securities, with these other securities limited, in respect of any one issuer, to an amount that does not exceed 5% of the value of the Portfolio's total assets and that does not represent more than 10% of the issuer's outstanding voting securities; and (4) at the close of each quarter of the Portfolio's taxable year, not more than 25% of the value of its total assets may be invested in securities (other than U.S. government securities or the securities of other
RICs) of any one issuer. Proposed legislation would repeal the Short-Short Limitation.

    Dividends and other distributions declared by a Portfolio in October, November or December of any year and payable to shareholders of record on a date in any of those months will be deemed to have been paid by the Portfolio and received by the shareholders on December 31 of that year if the distributions are paid by the Portfolio during the following January. Accordingly, those distributions will be taxed to shareholders for the year in which that December 31 falls.

    A portion of the dividends from a Portfolio's investment company taxable income (whether paid in cash or in additional Portfolio shares) may be eligible for the dividends-received deduction allowed to corporations. The eligible portion may not exceed the aggregate dividends received by a Portfolio from U.S. corporations. However, dividends received by a corporate shareholder and deducted by it pursuant to the dividends-received deduction are subject indirectly to the alternative minimum tax.

    If shares of a Portfolio are sold at a loss after being held for six months or less, the loss will be treated as long-term, instead of short-term, capital loss to the extent of any capital gain distributions received on those shares. Investors also should be aware that if shares are purchased shortly before the record date for any dividend or capital gain distribution, the shareholder will pay full price for the shares and receive some portion of the price back as a taxable distribution.

    Dividends and interest received by certain Portfolios may be subject to income, withholding or other taxes imposed by foreign countries and U.S. possessions that would reduce the yield on their securities. Tax conventions between certain countries and the United States may reduce or eliminate these foreign taxes, however, and many foreign countries do not impose taxes on capital gains in respect of investments by foreign investors. If more than 50% of the value of a Portfolio's total assets at the close of its taxable year consists of securities of foreign corporations, the Portfolio will be eligible to, and may, file an election with the Internal Revenue Service that will enable its shareholders, in effect, to receive the benefit of the foreign tax credit with respect to any foreign and U.S. possessions income taxes paid by it. Pursuant to the election, the Portfolio would treat those taxes as dividends paid to its shareholders and each shareholder would be required to (1) include in gross income, and treat as paid by the shareholder, the shareholder's proportionate share of those taxes, (2) treat the shareholder's share of those taxes and of any dividend paid by the Portfolio that represents income from foreign or U.S. possessions sources as the shareholder's own income from those sources, and (3) either deduct the taxes deemed paid by the shareholder in computing the shareholder's taxable income or, alternatively, use the foregoing information in calculating the foreign tax credit against the shareholder's federal income tax. Each Portfolio will report to its shareholders shortly after each taxable year their respective shares of the Portfolio's income from sources within, and taxes paid to, foreign countries and U.S. possessions if it makes this election.

    Each Portfolio will be subject to a nondeductible 4% excise tax ("Excise Tax") to the extent it fails to distribute by the end of any calendar year substantially all of its ordinary income for that year and capital gain net income for the one-year period ending on October 31 of that year, plus certain other amounts.

    The use of hedging and option income strategies, such as writing (selling) and purchasing options and futures and entering into forward currency contracts, involves complex rules that will determine for income tax purposes the character and timing of recognition of the gains and losses a Portfolio realizes in connection therewith. Income from the disposition of foreign currencies (except certain gains therefrom that may be excluded by future regulations), and income from transactions in options, futures and forward contracts derived by a Portfolio with respect to its business of investing in securities or foreign currencies, will qualify as permissible income under the Income Requirement. However, income from the disposition of options and futures (other than those on foreign currencies) will be subject to the Short-Short Limitation if they are held for less than three months. Income from the disposition of foreign currencies, and options, futures and forward contracts on foreign currencies, that are not directly related to a Portfolio's principal business of investing in securities (or options and futures with respect to securities) also will be subject to the Short-Short Limitation if they are held for less than three months.

    If a Portfolio satisfies certain requirements, any increase in value of a position that is part of a "designated hedge" will be offset by any decrease in value (whether realized or not) of the offsetting hedging position during the period of the hedge for purposes of determining whether the Portfolio satisfies the Short-Short Limitation. Thus, only the net gain (if any) from the designated hedge will be included in gross income for purposes of that limitation. Each Portfolio will consider whether it should seek to qualify for this treatment for its hedging transactions. To the extent a Portfolio does not qualify for this treatment, it may be forced to defer the closing out of certain options, futures and forward currency contracts beyond the time when it otherwise would be advantageous to do so, in order for the Portfolio to qualify as a RIC.

    Certain Portfolios may acquire zero coupon Treasury securities, zero coupon securities of corporate issuers, other securities issued with original issue discount ("OID") and payment-in-kind ("PIK") securities. As the holder of such securities, each such Portfolio would have to include in its gross income (1) the OID that accrues on the securities during the taxable year, even if it receives no corresponding payment on the securities during the year, and (2) the securities it receives as "interest" on PIK securities. With respect to clause
(1) above, each Portfolio will elect similar treatment for securities purchased at a discount from their face value ("market discount"). Because each Portfolio annually must distribute substantially all of its investment company taxable income, including any accrued OID, market discount and other non-cash income, in order to satisfy the Distribution Requirement and avoid imposition of the Excise Tax, a Portfolio may be required in a particular year to distribute as a dividend an amount that is greater than the total amount of cash it actually receives. Those distributions will be made from a Portfolio's cash assets or from the proceeds of sales of portfolio securities, if necessary. A Portfolio may realize capital gains or losses from those sales, which would increase or decrease the Portfolio's investment company taxable income and/or net capital gain (the excess of net long-term capital gain over net short-term capital loss). In addition, any such gains may be realized on the disposition of securities held for less than three months. Because of the Short-Short Limitation, any such gains would reduce a Portfolio's ability to sell other securities, or certain options, futures or forward currency contracts, held for less than three months that it might wish to sell in the ordinary course of its portfolio management.

    PACE INTERNATIONAL EQUITY INVESTMENTS AND PACE INTERNATIONAL EMERGING MARKETS EQUITY INVESTMENTS. Each of these Portfolios may invest in the stock of "passive foreign investment companies" ("PFICs"). A PFIC is a foreign corporation that, in general, meets either of the following tests: (1) at least 75% of its gross income is passive or (2) an average of at least 50% of its assets produce, or are held for the production of, passive income. Under certain circumstances, a Portfolio will be subject to federal income tax on a portion of any "excess distribution" received on the stock of a PFIC or of any gain on disposition of such stock (collectively "PFIC income"), plus interest thereon, even if the Portfolio distributes the PFIC income as a taxable dividend to its shareholders. The balance of the PFIC income will be included in the Portfolio's investment company taxable income and, accordingly, will not be taxable to it to the extent that income is distributed to its shareholders. If a Portfolio invests in a PFIC and elects to treat the PFIC as a "qualified electing fund" ("QEF") then in lieu of the foregoing tax and interest obligation, the Portfolio will be required to include in income each year its pro rata share of the QEF's annual ordinary earnings and net capital gain, even if they are not distributed by the QEF to the Portfolio; those amounts likely would have to be distributed by the Portfolio to satisfy the Distribution Requirement and avoid imposition of the Excise Tax. In most instances it will be very difficult, if not impossible, to make this election because of certain requirements thereof.

    Pursuant to proposed regulations, open-end RICs, such as the Portfolios, would be entitled to elect to "mark-to-market" their stock in certain PFICs. "Marking-to-market," in this context, means recognizing as gain for each taxable year the excess, as of the end of that year, of the fair market value of each such PFIC's stock over the owner's adjusted basis in that stock (including mark-to-market gain for each prior year for which an election was in effect).

    PACE MUNICIPAL FIXED INCOME INVESTMENTS. Entities or other persons who are "substantial users" (or persons related to "substantial users") of facilities financed by IDBs or PABs should consult their tax advisers before purchasing shares of this Portfolio because, for users of certain of these facilities, the interest on those bonds is not exempt from federal income tax. For these purposes, "substantial user" is defined to include a "non-exempt person" who regularly uses in a trade or business a part of a facility financed from the proceeds of IDBs or PABs.

    Up to 85% of social security and railroad retirement benefits may be included in taxable income for recipients whose adjusted gross income (including income from tax-exempt sources such as the Portfolio) plus 50% of their benefits exceeds certain base amounts. Exempt-interest dividends from the Portfolio still are tax-exempt to the extent described in the Prospectus; they are only included in the calculations of whether a recipient's income exceeds the established amounts.

    If shares of the Portfolio are sold at a loss after being held for six months or less, the loss will be disallowed to the extent of any exempt-interest dividends received on those shares and will be treated as long-term, instead of short-term, capital loss to the extent of any capital gain distributions received thereon.

    Although the Portfolio does not currently expect to invest in instruments that generate taxable interest income, if it does so, under the circumstances described in the Prospectus, the portion of any Portfolio dividend attributable to the interest earned thereon will be taxable to the Portfolio's shareholders as ordinary income to the extent of the Portfolio's earnings and profits, and only the remaining portion will qualify as an exempt-interest dividend. The respective portions will be determined by the "actual earned" method, under which the portion of any dividend that qualifies as an exempt-interest dividend may vary, depending on the relative proportions of tax-exempt and taxable interest earned during the dividend period. Moreover, if the Portfolio realizes capital gain as a result of market transactions, any distributions of the gain will be taxable to its shareholders.

                               OTHER INFORMATION

    The name of the Trust is Managed Accounts Services Portfolio Trust. The Trust is organized as a Delaware business trust. Although Delaware law statutorily limits the potential liabilities of a Delaware business trust's shareholders to the same extent as it limits the potential liabilities of shareholders of a Delaware corporation, shareholders of a Portfolio could, under certain conflicts of laws jurisprudence in various states, be held personally liable for the obligations of the Trust or a Portfolio. However, the Trust's Trust Instrument disclaims shareholder liability for acts or obligations of the Trust or its Portfolios and requires that notice of such disclaimer be given in each written obligation made or issued by the trustees or by any officers or officer by or on behalf of the Trust, the Portfolios, the trustees or any of them in connection with the Trust. The Trust Instrument provides for indemnification from a Portfolio's property for all losses and expenses of any Portfolio shareholder held personally liable for the obligations of a Portfolio. Thus, the risk of a shareholder's incurring financial loss on account of shareholder liability is limited to circumstances in which a Portfolio itself would be unable to meet its obligations, a possibility which Mitchell Hutchins believes is remote and not material. Upon payment of any liability incurred by a shareholder solely by reason of being or having been a shareholder of a Portfolio, the shareholder paying such liability will be entitled to reimbursement from the general assets of the Portfolio. The trustees intend to conduct the operations of the Portfolios in such a way as to avoid, as far as possible, ultimate liability of the shareholders for liabilities of the Portfolios.

    In the event any of the initial shares of a Portfolio are redeemed during the five-year amortization period, the redemption proceeds will be reduced by a PRO RATA portion of any unamortized deferred organizational expenses in the same proportion as the number of initial shares being redeemed bears to the number of initial shares outstanding at the time of redemption.

    COUNSEL. The law firm of Willkie Farr & Gallagher, 153 East 53rd Street, New York, New York serves as counsel to the Trust. Willkie Farr & Gallagher also acts as counsel to Mitchell Hutchins and PaineWebber in connection with other matters.

    INDEPENDENT AUDITORS. Ernst & Young LLP, 787 Seventh Avenue, New York, New York, serves as the Trust's independent auditors.

                              FINANCIAL STATEMENTS

    The Trust's Annual Report to Shareholders for the period August 24, 1995 (commencement of operations) through July 31, 1996 is a separate document supplied with this Statement of Additional Information and the financial statements, accompanying notes and report of independent auditors appearing therein are incorporated by reference in this Statement of Additional Information.

                                    APPENDIX

DESCRIPTION OF MOODY'S LONG-TERM DEBT RATINGS

    AAA. Bonds which are rated "Aaa" are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edged." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues; Aa. Bonds which are rated "Aa" are judged to be of high quality by all standards. Together with the "Aaa" group they comprise what are generally known as high-grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in "Aaa" securities or fluctuation of protective elements may be of greater amplitude, or there may be other elements present which make the long-term risks appear somewhat greater than the "Aaa" securities; A. Bonds which are rated "A" possess many favorable investment attributes and are considered as upper-medium-grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment some time in the future; Baa. Bonds which are rated "Baa" are considered as medium-grade obligations (i.e., they are neither highly protected nor poorly secured). Interest payments and principal security appear adequate for the present, but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well; Ba. Bonds which are rated "Ba" are judged to have speculative elements; their future cannot be considered as well-assured. Often the protection of interest and principal payments may be very moderate, and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class; B. Bonds which are rated "B" generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

    NOTE: Moody's applies numerical modifiers 1, 2 and 3 in each generic rating classification from "Aa" through "B" in its corporate bond rating system. The modifier 1 indicates that the security ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates that the issue ranks in the lower end of its generic rating category.

DESCRIPTION OF S&P CORPORATE DEBT RATINGS

    AAA. Debt rated "AAA" has the highest rating assigned by S&P. Capacity to pay interest and repay principal is extremely strong; AA. Debt rated "AA" has a very strong capacity to pay interest and repay principal and differs from the higher rated issues only in small degree; A. Debt rated "A" has a strong capacity to pay interest and repay principal although it is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher rated categories; BBB. Debt rated "BBB" is regarded as having an adequate capacity to pay interest and repay principal. Whereas it normally exhibits adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for debt in this category than in higher rated categories; BB, B. Debt rated "BB" and "B" is regarded, on balance, as predominantly speculative with respect to capacity to pay interest and repay principal in accordance with the terms of the obligation. "BB" indicates the least degree of speculation. While such debt will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse conditions; BB. Debt rated "BB" has less near-term vulnerability to default than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial or economic conditions which could lead to inadequate capacity to meet timely interest and principal payments. The "BB" rating category is also used for debt subordinated to senior debt that is assigned an actual or implied "BBB-" rating; B. Debt rated "B" has a greater vulnerability to default but currently has the capacity to meet interest payments and principal repayments. Adverse business, financial or economic conditions will likely impair capacity or willingness to pay interest and repay principal. The "B" rating category is also used for debt subordinated to senior debt that is assigned an actual or implied "BB" or "BB-" rating.

    Plus (+) or Minus (-): The ratings from "AA" to "CCC" may be modified by the addition of a plus or minus sign to show relative standing within the major categories.

    NR indicates that no public rating has been requested, that there is insufficient information in which to base a rating or that S&P does not rate a particular type of obligation as matter of policy.

DESCRIPTION OF MOODY'S PREFERRED STOCK RATINGS

    "AAA". An issue which is rated "aaa" is considered to be a top-quality preferred stock. This rating indicates good asset protection and the least risk of dividend impairment within the universe of preferred stocks; "aa". An issue which is rated "aa" is considered a high-grade preferred stock. This rating indicates that there is reasonable assurance that earnings and asset protection will remain relatively well maintained in the foreseeable future; "a". An issue which is rated "a" is considered to be an upper-medium grade preferred stock. While risks are judged to be somewhat greater than in the "aaa" and "aa" classification, earnings and asset protection are nevertheless expected to be maintained at adequate levels; "baa". An issue which is rated "baa" is considered to be medium grade preferred stock, neither highly protected nor poorly secured. Earnings and asset protection appear adequate at present but may be questionable over any great length of time; "ba". An issue which is rated "ba" is considered to have speculative elements and its future cannot be considered well assured. Earnings and asset protection may be very moderate and not well safeguarded during adverse periods. Uncertainty of position characterizes preferred stocks in this class; "b". An issue which is rated "b" generally lacks the characteristics of a desirable investment. Assurance of dividend payments and maintenance of other terms of the issue over any long period of time may be small; "caa". An issue which is rated "caa" is likely to be in arrears on dividend payments. This rating designation does not purport to indicate the future status of payments; "ca". An issue which is rated "ca" is speculative in a high degree and is likely to be in arrears on dividends with little likelihood of eventual payments; "c". This is the lowest rated class of preferred or preference stock. Issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

    NOTE: Moody's applies numerical modifiers 1, 2 and 3 in each rating classification: the modifier 1 indicates that the security ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking and the modifier 3 indicates that the issue ranks in the lower end of its generic rating category.

DESCRIPTION OF S&P PREFERRED STOCK RATINGS

    "AAA". This is the highest rating that may be assigned by S&P to a preferred stock issue and indicates an extremely strong capacity to pay the preferred stock obligations. "AA". A preferred stock issue rated "AA" also qualifies as a high-quality fixed income security. The capacity to pay preferred stock obligations is very strong, although not as overwhelming as for issues rated "AAA"; "A". An issue rated "A" is backed by a sound capacity to pay the preferred stock obligations, although it is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions; "BBB". An issue rated "BBB" is regarded as backed by an adequate capacity to pay the preferred stock obligations. Whereas it normally exhibits adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to make payments for a preferred stock in this category than for issues in the "A" category; "BB", "B", "CCC". Preferred stocks rated "BB", "B" and "CCC" are regarded, on balance, as predominantly speculative with respect to the issuer's capacity to pay preferred stock obligations. "BB" indicates the lowest degree of speculation and "CCC" the highest degree of speculation. While such issues will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse conditions.

    Plus (+) or Minus (-): To provide more detailed indications of preferred stock quality, the ratings from "AA" to "CCC" may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.

DESCRIPTION OF MOODY'S SHORT-TERM DEBT RATINGS

    PRIME-1. Issuers (or supporting institutions) rated PRIME-1 (P-1) have a superior capacity for repayment of short-term promissory obligations. P-1 repayment capacity will normally be evidenced by many of the following characteristics: Leading market positions in well-established industries; high rates of return on funds employed; conservative capitalization structure with moderate reliance on debt and ample asset protection; broad margins in earnings coverage of fixed financial charges and high internal cash generation; well-established access to a range of financial markets and assured sources of alternate liquidity. PRIME-2. Issuers (or supporting institutions) rated PRIME-2 (P-2) have a strong capacity for repayment of short-term promissory obligations. This will normally be evidenced by many of the characteristics cited above, but to a lesser degree. Earnings trends and coverage ratios, while sound will be more subject to variation. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternate liquidity is maintained.

DESCRIPTION OF S&P COMMERCIAL PAPER RATINGS

    A. Issues assigned this highest rating are regarded as having the greatest capacity for timely payment. Issues in this category are delineated with the numbers 1, 2 and 3 to indicate the relative degree of safety. A-1. This designation indicates that the degree of safety regarding timely payment is either overwhelming or very strong. Those issues determined to possess overwhelming safety characteristics are denoted with a plus (+) sign designation. A-2. Capacity for timely payment on issues with this designation is strong. However, the relative degree of safety is not as high as for issues designated "A-1". A-3. Issues carrying this designation have a satisfactory capacity for timely payment. They are, however, somewhat more vulnerable to the adverse effects of changes in circumstances than obligations carrying the higher designations. B. Issues rated "B" are regarded as having only an adequate capacity for timely payment. However, such capacity may be damaged by changing conditions or short-term adversities.

DESCRIPTION OF MOODY'S FOUR HIGHEST MUNICIPAL BOND RATINGS

    AAA. Bonds which are rated Aaa are judged to be of the best quality and carry the smallest degree of investment risk. Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

    AA. Bonds which are rated Aa are judged to be of high quality by all standards. They are rated lower than the Aaa bonds because margins of protection may not be as large as in Aaa securities, or fluctuation of protective elements may be of greater amplitude, or there may be other elements present which made the long-term risks appear somewhat larger than in Aaa securities.

    A. Bonds which are rated A are judged to be upper medium grade obligations. Security for principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment sometime in the future.

    BAA. Bonds which are rated Baa are considered as medium grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.


DESCRIPTION OF S&P'S FOUR HIGHEST MUNICIPAL BOND RATINGS


    AAA. Debt rated AAA has the highest rating assigned by S&P. Capacity to pay interest and repay principal is extremely strong.

    AA. Debt rated AA has a very strong capacity to pay interest and repay principal and differs from the highest rated issues only in small degree. The AA rating may be modified by the addition of a plus or minus sign to show relative standing within the AA rating category.

    A. Debt rated A is regarded as safe. This rating differs from the two higher ratings because, with respect to general obligation bonds, there is some weakness which, under certain adverse circumstances, might impair the ability of the issuer to meet debt obligations at some future date. With respect to revenue bonds, debt service coverage is good but not exceptional and stability of pledged revenues could show some variations because of increased competition or economic influences in revenues.

    BBB. Bonds rated BBB are regarded as having adequate capacity to pay principal and interest. Whereas they normally exhibit protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay principal and interest for bonds in this capacity than for bonds in the A category.

DESCRIPTION OF MOODY'S HIGHEST RATINGS OF STATE AND MUNICIPAL NOTES AND OTHER SHORT-TERM LOANS

    Moody's ratings for state and municipal notes and other short-term loans are designated "Moody's Investment Grade" ("MIG" or, for variable or floating rate obligations, "VMIG"). Such ratings recognize the differences between short-term credit risk and long-term risk. Factors affecting the liquidity of the borrower and short-term cyclical elements are critical in short-term ratings. Symbols used will be as follows:

        MIG-1/VMIG-1. This designation denotes best quality. There is present strong protection from established cash flows, superior liquidity support or demonstrated broad-based access to the market for refinancing or both.

        MIG-2/VMIG-2. Loans bearing this designation are of high quality, with margins of protection that are ample although not so large as in the preceding group.

DESCRIPTION OF S&P RATINGS OF STATE AND MUNICIPAL NOTES AND OTHER SHORT-TERM
LOANS

        S&P TAX EXEMPT NOTE RATINGS ARE GENERALLY GIVEN TO SUCH NOTES THAT MATURE IN THREE YEARS OR LESS. THE TWO HIGHER RATING CATEGORIES ARE AS
    FOLLOWS:

        SP-1. Very strong or strong capacity to pay principal and interest. These issues determined to possess overwhelming safety characteristics will be given a plus (+) designation.

        SP-2. Satisfactory capacity to pay principal and interest.

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    NO PERSON HAS BEEN AUTHORIZED TO GIVE ANY INFORMATION OR TO MAKE ANY REPRESENTATIONS NOT CONTAINED IN THE PROSPECTUS OR IN THIS STATEMENT OF ADDITIONAL INFORMATION IN CONNECTION WITH THE OFFERING MADE BY THE PROSPECTUS AND, IF GIVEN OR MADE, SUCH INFORMATION OR REPRESENTATIONS MUST NOT BE RELIED UPON AS HAVING BEEN AUTHORIZED BY THE PORTFOLIOS OR THEIR DISTRIBUTOR. THE PROSPECTUS AND THIS STATEMENT OF ADDITIONAL INFORMATION DO NOT CONSTITUTE AN OFFERING BY THE PORTFOLIOS OR BY THE DISTRIBUTOR IN ANY JURISDICTION IN WHICH SUCH OFFERING MAY NOT LAWFULLY BE MADE.

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                               TABLE OF CONTENTS


                                                    PAGE
                                                    -----
INVESTMENT POLICIES AND RESTRICTIONS...........           1
HEDGING AND RELATED STRATEGIES.................          15
TRUSTEES AND OFFICERS..........................          27
INVESTMENT MANAGEMENT, ADVISORY AND
 DISTRIBUTION ARRANGEMENTS.....................          31
PORTFOLIO TRANSACTIONS.........................          34
ADDITIONAL EXCHANGE AND REDEMPTION
 INFORMATION...................................          39
VALUATION OF SHARES............................          39
PERFORMANCE INFORMATION........................          41
TAXES..........................................          43
OTHER INFORMATION..............................          46
FINANCIAL STATEMENTS...........................          47
APPENDIX.......................................          48


-RECYCLE SYMBOL- Recycled Paper
-C- 1996 PaineWebber Incorporated

                                                       Managed Accounts Services
                                                                 Portfolio Trust

                                                                     PAINEWEBBER

                                                                          PACESM

                                             STATEMENT OF ADDITIONAL INFORMATION

                                                                OCTOBER 16, 1996

                                                                     PAINEWEBBER

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